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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-7986

                          The Alger Institutional Funds
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                    THE ALGER
                              INSTITUTIONAL FUNDS

                   ALGER LARGECAP GROWTH INSTITUTIONAL FUND
                   ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
                     ALGER MIDCAP GROWTH INSTITUTIONAL FUND
              ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
                          ALGER BALANCED INSTITUTIONAL FUND
                             ALGER GREEN INSTITUTIONAL FUND
                        ALGER TECHNOLOGY INSTITUTIONAL FUND
                 ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 2006

                                  [ALGER LOGO]

TABLE OF CONTENTS

THE ALGER INSTITUTIONAL FUNDS
Letter to Our Shareholders ...............................................    1
Fund Highlights (Unaudited) ..............................................   11
Portfolio Summary (Unaudited) ............................................   19
Schedules of Investments .................................................   20
Statements of Assets and Liabilities .....................................   52
Statements of Operations .................................................   54
Statements of Changes in Net Assets ......................................   56
Financial Highlights .....................................................   60
Notes to Financial Statements ............................................   66
Report of Independent Registered Public Accounting Firm ..................   81
Additional Information (Unaudited) .......................................   82

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

Dear Shareholders,                                              December 6, 2006

      Looking back on the fiscal year that ended October 31, 2006, we were reminded of the famous quotation from Shakespeare's THE TEMPEST: "O Wonder! How many goodly creatures are there here! How beauteous mankind is! O brave new world that has such people in't!"

      "Brave New World" strikes us as a good metaphor for where U.S. investors find themselves today. Early in 2006, Federal Reserve Chairman Ben Bernanke discussed his own uncertainty about the "conundrum" of why long-term interest rates weren't moving in sync with short-term rates. If Bernanke, a skilled and experienced economist and policymaker, is perplexed about the world today, it is hardly surprising that so many investors are feeling unsettled. More than at any point in recent memory, the data that most of us use to gauge the health or weakness of the economy and the markets offers little clarity. Inflation was a concern, and then it wasn't; the job market was strong statistically, yet people seem concerned about employment; corporate profits have accelerated at a double-digit pace, yet the markets have held back. And overall, Wall Street pundits and U.S. investors spent a good part of the year worrying and waiting for a "Tempest" that never came.

      One reason for the confusion, in our view, is that today's economic reality reflects an international macro-economy, not just a national one. But there are few metrics to track global data the way the major U.S. indicators track our national economy. A few economists, market mavens, and commentators have begun to grapple with this issue, but until systems can be created that effectively gauge factors such as global inflation or global labor data, U.S. investors may feel like Shakespeare's Miranda, washed up on the shores of an uncharted, potentially dangerous island - with no overarching point of reference and a profound sense of unease.

      Take inflation. While gas prices soared until the summer, they came down after. Home prices also began to soften, and in some regions of the country, plummet. The earlier increase in both was widely felt by most consumers to be proof of inflation, and for most people, it was. But statistically, it was a different matter. Gasoline prices are not included in so-called "core inflation," and home prices aren't either. Even core inflation is a strange statistic, because nearly one-third of the core index is made up of "owner's equivalent rent" - a component that reflects potential homebuyers who choose to rent during a cooling housing market, while waiting for a more opportune time to buy. As this group grew in the early months of the year, demand for rental units increased, and rents went up. That meant that inflation readings went up as well, largely because home prices didn't! And to add insult to injury, the rise in inflation was triggered by the Fed raising rates - which meant that the very act of increasing interest rates to contain inflation was instead causing it. No wonder there has been such unease.

      But as in Shakespeare's brave new world, unease sits side by side with opportunity. Today's better companies are much farther ahead in their thinking and planning than most countries and governments - think Prospero and his bag of magic tricks. Because of the imperatives of competition and the demands of the market, they are constantly innovating and changing their business models. In fact, in our view, the best way a modern investor can stay informed is to follow what the better managed com-panies do: ignore trends, and look at investments on a case-by-case corporate basis. (And of course, today's interested investors have a remarkable tool for this research: the Internet. O Brave New World, indeed.)

      Apart from the ongoing tectonic shifts, 2006 saw a number of milestones nationally and globally. In early October, the Dow Jones Industrial Average(i) broke 12,000 for the first time and showed no signs of retreating. In later October, the Industrial & Commercial Bank of China held the world's largest IPO ever, raising more than $21 billion in its initial public offering, most of it from foreign institutional investors, which was yet one more sign that China has emerged as the second engine of international growth, one which is directly impacting a majority of the dynamic growth companies that we focus on.

      And spurring the U.S. equity markets to their fall rally was one of the year's most significant developments, when the Federal Open Market Committee decided on August 8th to stop raising interest rates after 17 consecutive hikes dating back to June 2004. For the first half of the year, relentless scrutiny of whether or not the Fed would ever pause was actually obscuring what the better companies were doing, and impeding multiple expansion. To the relief of U.S. pundits, investors, and the equity markets in general, the Fed continued to hold steady at 5.25% for the remainder of the year, and we believe that rates are not likely to rise in the foreseeable future. The fact that the 10-year Treasury, at about 4.5% is trading at the same level it was when the Fed began in 2004, is yet another sign in our view that the global market is determining the economic landscape more than any one central bank - even one as powerful as the Federal Reserve.

      What has been most surprising this year is how strong corporate earnings have remained; and even though U.S. equity markets have risen they have still lagged earnings. The companies of the S&P 500 Index(ii) have registered earnings growth in the high teens -- not to mention having increased almost 75% over the past five years -- while the S&P 500 itself was up approximately 12% year-to-date through October 31. The major U.S. indices have fared about the same, with the Nasdaq(iii) weaker. The result has been a steady compression of valuations, with the forward multiple for the S&P 500 going from over 18x in 2002 to just over 14x in 2006, a compression of nearly 25%.

      One other positive for the market occurred just after the end of our fiscal year, namely the fall congressional elections. The uncertainty about the outcome was for a time a headwind, and judging by the upward move of the markets after, investors were apparently relieved by the outcome -- not the victory of the Democrats necessarily, but rather the end of the flurry of debates. Soon enough attention will turn to the presidential election of 2008, but for a while at least, politics will be less of a distraction.

      As for our outlook for 2007: more of the same. We expect the gap between how the U.S. economy is doing (fine but not spectacular) and how innovative growth companies are doing (extremely well) to continue. We also expect the international economy to benefit U.S. companies that are competing in the global marketplace, even as all of us continue to grapple with the unknowns of the new and evolving landscape.

PORTFOLIO MATTERS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

      The Alger SmallCap Growth Institutional Fund provided shareholders with a 20.08% return during the twelve months ended October 31, 2006. This compared favorably to the Fund's benchmark, the Russell 2000 Growth Index(iv), which gained 17.08% during the same period. These favorable returns were the result of very strong stock selection throughout the fiscal year that was only slightly offset by weak sector allocation.

      During the most recent fiscal year, the Fund's largest average sector exposures were in Information Technology and Health Care. The Information Technology's average sector weighting of 23.1% has been slightly below the average benchmark weighting of 24.7% and its return has also been below the index's performance. Favorable performers in this sector have included Open Solutions, Inc., WebEx Communications, Inc. and Veritas DGC Inc. On the other hand, the legal investigations into the alleged backdating of corporate options have negatively impacted several technology companies and were a contributing factor to the Fund's subpar stock selection in this sector.

      The Fund's weighting in Health Care stocks relative to the benchmark remained relatively similar over the course of the year, but strong stock selection was an important contributor to its favorable relative performance. During the fiscal year, the Fund initiated positions in several companies competing in the generic pharmaceutical, medical device, managed care and biotech industries. Strong contributors to overall performance included Illumina, Inc., Hologic Inc. and Myogen, Inc.

      The Consumer Discretionary sector average weight of 15.0% was in line with the benchmark weight of 15.3%, but its stock performance considerably outperformed the index return. Several specialty and internet retailers were among the stronger performers in this group, including Gymboree Corp., AnnTaylor Stores, Inc. and priceline.com Inc.

      The Industrials sector had an average weight of 13.4% during the year that represented an underweighting versus the average benchmark weighting of 15.9%. In addition, the Fund's holdings in this sector slightly underperformed the benchmark return, but among the stronger performers were Bucyrus Intl. Inc., Gardner Denver, Inc. and BE Aerospace Inc.

      The Fund's Energy sector weighting has been somewhat below the benchmark at about 7.1% of Fund assets. However, the Fund's stock selection returns exceeded the index as the primary exposure has generally been in the better performing oil and gas exploration and production companies as well as in the offshore drillers.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

      The Alger MidCap Growth Institutional Fund provided shareholders with a 9.47% return during the twelve months ended October 31, 2006. This compared unfavorably to the Fund's benchmark, the Russell MidCap Growth Index(v), which gained 14.51% during the same period. Stock selection was the primary factor most responsible for the underperformance as overall sector allocation was reasonably neutral.

      The Fund's largest average sector exposure during the year was in Information Technology with an average weighting of 23.0%. This exposure to the tech sector exceeded the average benchmark weighting of 20.5%. Over the course of the year, the weighting in Information Technology was reduced as many of the Fund's holdings either achieved favorable price targets or were sold because the ongoing fundamentals did not meet our expectations. While stock selection fell slightly below the index as earnings shortfalls and the impact of the options backdating investigations negatively impacted several Fund holdings, there were many strong performers including Western Digital, Inc., Garmin, Inc. and Business Objects, S.A.

      The Fund's next largest average exposure was to the Health Care sector. The sector's average weighting during the year was 17.9%, somewhat above the index exposure of 15.9%; however, the Fund's holdings provided a return that was below the benchmark's return. This sector had both strong contributors to overall performance as well as several negative detractors. Stocks that performed well during the fiscal year included Myogen, Inc., Wellcare Group, Inc. and Cephalon, Inc. Stocks that detracted from overall performance included Tenet Healthcare, Syneron Medical Ltd. and HealthExtras, Inc.

      The Consumer Discretionary sector had an average sector weight less than the benchmark and stock performance that was considerably below the benchmark. While several stocks in this sector performed well, including Nintendo, Hansen Natural and GameStop, the primary weakness was caused by holdings in XM Satellite Radio and Netflix.

      The Industrials sector had an average weight of 11.8% during the year that represented a modest underweight versus the average benchmark weighting of 13.7%. The performance of the Fund's holdings in this sector exceeded the benchmark with strong gains posted by Jacobs Engineering, Inc., Roper Industries and Joy Global, Inc. On the other hand, the Fund's exposure to the Energy sector exceeded that of the index and stock performance was also slightly positive, led by Valero Energy, Inc., and Peabody Energy, Inc.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND

      The Alger LargeCap Growth Institutional Fund posted a positive return of 5.82% for the twelve months ended October 31, 2006. This compared unfavorably to the Fund's benchmark, the Russell 1000 Growth Index(vi), which gained 10.86% during the same period.

      The Fund's largest average sector exposure during the year was in Information Technology with an average weighting of 23.7%. This exposure to the tech sector was less than the average benchmark weighting of 25.9%. However, our stock selection in the tech sector was strong during the fiscal year as the Fund's holdings had an average return of 22.4% compared to the benchmark sector return of 9.4%. Among the stocks that performed well were Apple Computer, Google and Cisco Systems.

      Health Care was the Fund's second largest sector with a 14.0% weight although it was significantly underweighted versus the benchmark weight of 18.8%. The relatively lackluster returns provided by the major pharmaceutical companies weighed heavily on the entire sector although several major biotech and medical device companies performed well. The Fund's stock selection lagged the benchmark as stocks such as Tenet Healthcare, Aetna and Medtronic all provided negative returns during the year. On the other hand, Humana, Inc., Gilead Sciences, Inc. and Johnson & Johnson all performed reasonably well.

      The Consumer Discretionary sector had an average weighting 13.8%, slightly below the benchmark weighting of 14.4%. Further, the Fund's holdings provided a return that was well below the benchmark's return, primarily due to the poor performance of XM Satellite Radio.

      The overweight position in the Financials sector contributed to the Fund's fiscal year return. During the year, Financials comprised 10.2% of Fund assets compared to a 7.2% weighting in the benchmark. The primary exposure during most of the year was to capital markets participants rather than to the commercial banking industry. Strong performers in this sector included Goldman Sachs, Inc., Bear Stearns, Inc., Merrill Lynch & Company, Inc. and the Chicago Mercantile Exchange Holdings, Inc.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

      The Alger Capital Appreciation Institutional Fund provided shareholders with a 18.71% return during the twelve months ended October 31, 2006. This compared favorably to the Fund's benchmark, the Russell 3000 Growth Index(vii), which gained 11.39% during the same period. These favorable results were achieved because of the combination of allocating assets to the correct sectors as well as strong stock selection. The performance of the Fund's stock picks exceeded those in every one of the major Russell sector groups.

      During the fiscal year, the Fund's largest average exposure was in the Information Technology sector. This sector accounted for an average of 25.3% of the Fund's assets during the year and was in line with the index weighting of 25.7%. Also, the Fund's technology stock selection exceeded the benchmark's return, 19.1% versus 9.9%. Several stocks importantly contributed to this positive margin including ATI Technologies, Inc. (acquired by Advanced Micro Devices), Google, Inc. and Atheros Communications, Inc.

      The Fund's underweighted exposure to Health Care stocks was an important contributor to overall performance. The sector's average weighting during the year was well below the index and the Fund's holding performed better than the benchmark's return. During the fiscal year, the Fund invested in many aspects of the health care industry including companies in the pharmaceutical, generic drug, medical device, managed care and biotech industries. Strong contributors to overall performance included Myogen, Inc., Gilead Sciences Inc. and Hologic Inc.

      The Industrials sector had an average weight of 12.0% during the year that represented a moderate underweighting versus the average benchmark weighting of 14.7%. The performance of the Fund's holdings in this sector was much stronger than the benchmark, led by Terex Inc., Caterpillar Inc. and United Technologies.

      In the Consumer Discretionary sector, the Fund's average sector weight was below that of the benchmark, but its stock performance considerably outperformed the benchmark. Among the stronger performers in this sector were Crocs Inc., Polo Ralph Lauren Corp., and CVS Corp.

      The Energy sector is not a major component of the Russell 3000 Growth Index, comprising only 4.3% of the benchmark. The Fund's energy exposure was greater than the Index averaging 8.2% over the course of the fiscal year. In addition, the Fund's stock selection returns broadly exceeded the index return as its exposure has been in the oil and gas exploration and production companies as well as in the onshore and offshore drillers. Stocks that were important contributors included Valero Energy Corp., Peabody Energy Corp. and Exxon Mobil Corp.

ALGER BALANCED INSTITUTIONAL FUND

      The Alger Balanced Institutional Fund provided shareholders with a 4.53% return during the twelve months ended October 31, 2006. This compared unfavorably to the Fund's benchmark, the Russell 1000 Growth Index, which gained 10.86% during the same period.

      The Fund's largest average sector exposure during the year was in Information Technology with an average weighting of 23.3%. This exposure to the tech sector was less than the average benchmark weighting of 25.9%. However, our stock selection in the tech sector was strong during the fiscal year as the Fund's holdings had an average return of 19.2% compared to the benchmark sector return of 9.4%. Among the stocks that performed well were Apple Computer, Google and Cisco Systems.

      Health Care was the Fund's second largest sector with a 13.5% weight although it was significantly underweighted versus the benchmark weight of 18.8%. The relatively lackluster returns provided by the major pharmaceutical companies weighed heavily on the entire sector although several major biotech and medical device companies performed well. The Fund's stock selection lagged the benchmark as stocks such as Tenet Healthcare, Aetna and Medtronic all provided negative returns during the year. On the other hand, Humana, Inc., Gilead Sciences, Inc. and Johnson & Johnson all performed reasonably well.

      The Consumer Discretionary sector had an average weighting of 13.4%, somewhat below the benchmark weighting of 14.4%. Further, the Fund's holdings provided a return that was well below the benchmark's return, primarily due to the poor performance of XM Satellite Radio.

      The overweight position in the Financials sector contributed to the Fund's fiscal year return. During the year, Financials comprised 10.2% of Fund assets compared to a 7.2% weighting in the benchmark. The primary exposure during most of the year was to capital markets participants rather than to the commercial banking industry. Several Fund holdings in this sector were among the stronger performers including Goldman Sachs, Inc., Bear Stearns, Inc., Merrill Lynch & Company, Inc. and the Chicago Mercantile Exchange Holdings, Inc.

      The Fixed Income component of the Institutional Balanced Fund returned 4.63% for the 12 months ended October 31, 2006 versus the Lehman Brothers Intermediate Government/Credit Bond Index(viii) return of 4.88%. During the course of the year, the Federal Reserve ended its campaign of tighter monetary policy as the economy slowed and signs of rising inflation expectations began to abate. The effect of six 25 basis point increases in the overnight target lending rate over the year caused an inversion in the U.S. Yield Curve as the 2 year Treasury yield rose 32 basis points and longer interest rates remained relatively unchanged. Corporate returns outpaced Treasuries and U.S. Agency returns on the heels of solid balance sheets and a relatively benign interest rate environment.

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

      The Alger Core Fixed-Income Institutional Fund returned 2.47% for the 8 months ended October 31, 2006 versus the Lehman Brothers Intermediate Government/Credit Bond Index return of 3.50%. During the course of the year, the Federal Reserve ended its campaign of tighter monetary policy as the economy slowed and signs of rising inflation expectations began to abate. The effect of six 25 basis point increases in the overnight target lending rate over the year caused an inversion in the U.S. Yield Curve as 2 year Treasury yields rose 32 basis points and longer interest rates remained relatively unchanged. Corporate returns outpaced Treasuries and U.S. Agency returns on the heels of solid balance sheets and a relatively benign interest rate environment.

      The Fund was liquidated on November 17, 2006.

ALGER TECHNOLOGY INSTITUTIONAL FUND

      The Alger Technology Institutional Fund returned 0.80% for the 8 months(xi) ended October 31, 2006 versus the Merrill Lynch High Tech 100 Index(xii) return of 1.95%. Like the benchmark the Fund was heavily weighted towards information technology. At an average weight of 89.15% the Fund was underweight to the benchmark and under-performed. Leading detractors included Multi-Fineline Electronix, Inc., one of the largest US based flex circuit manufacturers, and Secure Computing Corp., a leading developer of Internet security products. The Fund had minor weightings (less than 7% in total) in the health care, industrials, consumer discretionary, and telecommunications sectors. In each of these sectors the Fund outperformed the benchmark.

      The Fund was liquidated on November 17, 2006.

ALGER GREEN INSTITUTIONAL FUND(ix)

      The Alger Green Institutional Fund provided shareholders with an 18.88% return during the twelve months ended October 31, 2006. This compared favorably to the Fund's benchmark, the Russell 3000 Growth Index, which gained 11.39% during the same period. These favorable results were achieved because of the combination of allocating assets to the correct sectors as well as strong stock selection. The performance of the Fund's stock picks exceeded those in every one of the major Russell sector groups.

      During the fiscal year, the Fund's largest average exposure and most favorable stock selection was in the Information Technology sector. This sector accounted for an average of 27.6% of the Fund's assets during the year and was in line with the index weighting of 25.7%. Also, the Fund's technology stock selection exceeded the benchmark's return, 16.7% versus 9.9%. Several stocks importantly contributed to this positive margin including ATI Technologies, Inc. (acquired by Advanced Micro Devices), Google, Inc. and Atheros Communications, Inc.

      The Fund's underweighted exposure to Health Care stocks was an important contributor to overall performance. The sector's average weighting during the year was well below the index and the Fund's holding performed in line with the benchmark's return. During the fiscal year, the Fund invested in all aspects of the health care industry, including companies in the pharmaceutical, generic drug, medical device, managed care and biotech industries. Strong contributors to overall performance included Myogen, Inc., Gilead Sciences Inc. and Hologic Inc.

      The Industrials sector had an average weight of 7.4% during the year that represented a substantial underweighting versus the average benchmark weighting of 14.7%. The performance of the Fund's holdings in this sector was much stronger than the benchmark, led by Terex Inc., Caterpillar Inc. and Roper Industries.

      In the Consumer Discretionary sector, the Fund's average sector weight was below that of the benchmark, but its stock performance outperformed the benchmark. Among the stronger performers in this sector were Crocs Inc., Polo Ralph Lauren Corp., and Focus Media Holdings Ltd.

      The Energy sector is not a major component of the Russell 3000 Growth Index, comprising only 4.3% of the benchmark. The Fund's energy exposure was greater than the Index averaging 9.1% over the course of the fiscal year. In addition, the Fund's stock selection returns broadly exceeded the index return as its exposure has been in the oil and gas exploration and production companies as well as in the onshore and offshore drillers. Stocks that were important contributors included Transocean Corp., Peabody Energy Corp. and Schlumberger.

IN SUMMARY

      Shakespeare's THE TEMPEST ended with kings and navigators leaving an old, brittle world behind, and looking towards a new world of possibilities and rewards. We are all in that position today, heading towards an uncertain future laden with unknowns and opportunities. At Alger, we are as passionate about investing and about discovering innovative, dynamic companies as we have been for the past four decades. And as the year comes to a close, we thank you for the trust you place in us and for joining us as we explore this brave new world.

      Respectfully submitted,

      /s/ Daniel C. Chung                   /s/ Zachary Karabell
      Daniel C. Chung                       Zachary Karabell
      CHIEF INVESTMENT OFFICER              CHIEF ECONOMIST

----------
(i) The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

(ii) Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

(iii) Nasdaq is an index of 4000 domestic and non-U.S. companies listed on the Nasdaq stock market.

(iv) Russell 2000 Growth Index is an unmanaged index designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(v) Russell MidCap Growth Index is an unmanaged index designed to measure the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(vi) Russell 1000 Growth Index is an unmanaged index designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(vii) Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(viii) Lehman Brothers Intermediate Government/Credit Bond Index is an index designed to track performance of intermediate government and corporate bonds.

(ix) On October 19, 2006 the Alger Socially Responsible Institutional Fund changed its name to the Alger Green Institutional Fund.

(x) The inception date of the Alger Core Fixed-Income Institutional Fund was March 1, 2006.

(xi) The inception date of the Alger Technology Institutional Fund was March 1, 2006.

(xii) The Merrill Lynch High Tech 100 Index is a modified capitalization-weighted index based on a universe of technology-related stocks.

      Investors can not invest directly in an index.

      This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund returns represent the annual return of Class I shares.

      The views and opinions of the Fund's management in this report are as of the date of the shareholder letter and are subject to change at any time. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2006.

A WORD ABOUT RISK

      Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that invest in fixed-income securities, such as the Balanced Institutional Fund and Core Fixed-Income Institutional Fund, are subject to the fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These portfolios are also subject to the risk of a decline in the value of the portfolio's securities in the event of an issue's falling credit rating or actual default. Funds that participate in leveraging, such as the, Capital Appreciation Institutional Fund and Technology Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value;

thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

      MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

      BEFORE INVESTING IN ANY PORTFOLIO IN THE ALGER INSTITUTIONAL FUNDS, INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT (800) 992-3863, OR VISITING OUR WEBSITE AT WWW.ALGER.COM, OR CONTACTING THE FUND'S DISTRIBUTOR, FRED ALGER & COMPANY, INCORPORATED, 111 FIFTH AVENUE, NEW YORK, NY 10003. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/06
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                      Alger LargeCap Growth
                      Institutional Class I            Russell 1000 Growth Index
 11/1/1996                   $10,000                            $10,000
10/31/1997                   $12,884                            $13,046
10/31/1998                   $16,159                            $16,260
10/31/1998                   $22,945                            $21,829
10/31/2000                   $25,302                            $23,865
10/31/2001                   $18,338                            $14,335
10/31/2002                   $13,718                            $11,523
10/31/2003                   $16,887                            $14,036
10/31/2004                   $17,124                            $14,511
10/31/2005                   $19,804                            $15,792
10/31/2006                   $20,957                            $17,507

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Institutional Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. The figures for the Alger LargeCap Growth Institutional Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger LargeCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL RETURNS
                                  1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                  ----------------------------------------------
Class I (INCEPTION 11/8/93) ...    5.82%    2.71%      7.68%          9.44%
Russell 1000 Growth Index .....   10.86%    4.08%      5.76%          8.51%
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03) ...    5.25%      --         --          13.41%
Russell 1000 Growth Index .....   10.86%      --         --          12.94%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

--------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/06
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                      Alger SmallCap Growth
                      Institutional Class I            Russell 2000 Growth Index
 11/1/1996                   $10,000                            $10,000
10/31/1997                   $11,900                            $12,117
10/31/1998                   $11,688                            $10,197
10/31/1999                   $17,851                            $13,183
10/31/2000                   $19,646                            $15,313
10/31/2001                   $11,029                            $10,488
10/31/2002                   $ 9,063                            $ 8,227
10/31/2003                   $12,475                            $12,055
10/31/2004                   $13,277                            $12,722
10/31/2005                   $16,499                            $14,109
10/31/2006                   $19,812                            $16,518

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Institutional Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. The figures for the Alger SmallCap Growth Institutional Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger SmallCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                             AVERAGE ANNUAL RETURNS
                                  1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                  ---------------------------------------------
Class I (INCEPTION 11/8/93) ...   20.08%    12.43%     7.08%         11.04%
Russell 2000 Growth Index .....   17.08%     9.51%     5.15%          6.47%
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03) ...   19.45%       --        --          23.29%
Russell 2000 Growth Index .....   17.08%       --        --          20.37%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/06
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                      Alger MidCap Growth
                      Institutional Class I          Russell MidCap Growth Index
 11/1/1996                   $10,000                          $10,000
10/31/1997                   $12,858                          $12,461
10/31/1998                   $14,337                          $12,763
10/31/1998                   $20,414                          $17,571
10/31/2000                   $30,883                          $24,365
10/31/2001                   $24,538                          $13,941
10/31/2002                   $19,792                          $11,436
10/31/2003                   $27,187                          $16,000
10/31/2004                   $28,290                          $17,404
10/31/2005                   $32,807                          $20,170
10/31/2006                   $35,913                          $23,096

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Institutional Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. Figures for the Alger MidCap Growth Institutional Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger MidCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                              AVERAGE ANNUAL RETURNS
                                  1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                  ---------------------------------------------
Class I (INCEPTION 11/8/93) ...    9.47%     7.92%    13.64%         15.98%
Russell Midcap Growth Index ...   14.51%    10.63%     8.73%         10.10%
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03) ...    9.04%       --        --          18.12%
Russell Midcap Growth Index ...   14.51%       --        --          20.25%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/06
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                      Alger Capital Appreciation
                         Institutional Class I         Russell 3000 Growth Index
 11/1/1996                   $10,000                            $10,000
10/31/1997                   $12,607                            $12,964
10/31/1998                   $16,151                            $15,607
10/31/1999                   $29,773                            $20,898
10/31/2000                   $33,686                            $22,947
10/31/2001                   $21,757                            $13,919
10/31/2002                   $16,738                            $11,171
10/31/2003                   $20,637                            $13,778
10/31/2004                   $20,619                            $14,264
10/31/2005                   $24,780                            $15,546
10/31/2006                   $29,416                            $17,316

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. Figures for the Alger Capital Appreciation Institutional Class I shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     AVERAGE ANNUAL RETURNS
                                         1 YEAR   5 YEARS    10 YEARS  SINCE INCEPTION
                                         ---------------------------------------------
Class I shares (INCEPTION 11/8/93) ....  18.71%    6.22%     11.39%         12.95%
Russell 3000 Growth Index .............  11.39%    4.46%      5.64%          8.34%
--------------------------------------------------------------------------------------
Class R shares (INCEPTION 1/27/03) ....  18.18%      --         --          17.76%
Russell 3000 Growth Index .............  11.39%      --         --          13.47%
--------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

--------------------------------------------------------------------------------
ALGER BALANCED INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION DECEMBER 4, 2000
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                Alger Balanced       Russell 1000     Lehman Brothers Int.
             Institutional Class I   Growth Index   Gov't/Credit Bond Index
 12/4/2000         $10,000             $10,000              $10,000
10/31/2001         $ 8,200             $ 7,067              $11,139
10/31/2002         $ 6,670             $ 5,680              $11,749
10/31/2003         $ 7,410             $ 6,919              $12,475
10/31/2004         $ 7,504             $ 7,154              $13,172
10/31/2005         $ 8,258             $ 7,785              $13,280
10/31/2006         $ 8,632             $ 8,630              $14,206

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Balanced Institutional Class I shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Lehman Brothers Intermediate Gov't/Credit Bond Index (an unmanaged index of government and corporate bonds) on December 4, 2000, the inception date of the Alger Balanced Institutional Class I shares, through October 31, 2006. Figures for the Alger Balanced Institutional Class I shares, the Russell 1000 Growth Index and the Lehman Brothers Intermediate Gov't/Credit Bond Index include reinvestment of dividends and/or interest. Performance for the Alger Balanced Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                       AVERAGE ANNUAL RETURNS
                                                      1 YEAR    SINCE INCEPTION
                                                     --------------------------
Class I shares (INCEPTION 12/4/00) ...............     4.53%        (2.46)%
Russell 1000 Growth Index ........................    10.86%        (2.46)%
Lehman Brothers Int. Gov't/Credit Bond Index .....     4.87%         6.12%
--------------------------------------------------------------------------------
Class R shares (INCEPTION 1/27/03) ...............     3.66%         7.49%
Russell 1000 Growth Index ........................    10.86%        12.94%
Lehman Brothers Int. Gov't/Credit Bond Index .....     4.87%         3.91%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT (800) 992-3863.

--------------------------------------------------------------------------------
ALGER GREEN INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
Prior to October 19, 2006, the Alger Green Institutional Fund was the Alger Socially Responsible Growth Institutional Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION DECEMBER 4, 2000
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

             Alger Green Institutional Class I   Russell 3000 Growth Index
 12/4/2000               $10,000                          $10,000
10/31/2001               $ 6,370                          $ 7,305
10/31/2002               $ 4,430                          $ 5,863
10/31/2003               $ 5,380                          $ 7,232
10/31/2004               $ 5,396                          $ 7,487
10/31/2005               $ 6,463                          $ 8,159
10/31/2006               $ 7,634                          $ 9,089

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Institutional Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) on December 4, 2000, the inception date of the Alger Green Institutional Class I shares, through October 31, 2006. Figures for the Alger Green Institutional Class I shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                  AVERAGE ANNUAL RETURNS
                                            1 YEAR    5 YEARS   SINCE INCEPTION
                                            -----------------------------------
Class I (INCEPTION 12/4/00) .............   18.88%     3.82%        (4.36)%
Russell 3000 Growth Index ...............   11.39%     4.46%        (1.60)%
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03) .............   18.44%       --         17.42%
Russell 3000 Growth Index ...............   11.39%       --         13.47%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT (800) 992-3863.

--------------------------------------------------------------------------------
ALGER TECHNOLOGY INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION MARCH 1, 2006
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                        Alger Technology                        Merrill Lynch
                      Institutional Class I                  High Tech 100 Index
  3/1/2006                  $10,000                                $10,000
10/31/2006                  $10,080                                $10,195

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Technology Institutional Class I shares and the Merrill Lynch High Tech 100 Index (an unmanaged index of common stocks) on March 1, 2006, the inception date of the Alger Technology Institutional Class I shares, through October 31, 2006. Figures for the Alger Technology Institutional Class I shares and the Merrill Lynch High Tech 100 Index include reinvestment of dividends. Performance for the Alger Technology Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                                                ----------------
Class I (INCEPTION 3/1/06) ..................................        0.80%
Merrill Lynch High Tech 100 Index ...........................        1.95%
--------------------------------------------------------------------------------
Class R (INCEPTION 3/1/06) ..................................        0.40%
Merrill Lynch High Tech 100 Index ...........................        1.95%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT (800) 992-3863.

--------------------------------------------------------------------------------
ALGER CORE FIXED-INCOME INSTITUTIONAL FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION MARCH 1, 2006
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

             Alger Core Fixed-Income     Lehman Brothers Int.
               Institutional Class I   Gov't/Credit Bond Index
  3/1/2006           $10,000                    $10,000
10/31/2006           $10,247                    $10,350

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Core Fixed-Income Institutional Class I shares and the Lehman Brothers Intermediate Gov't/Credit Bond Index (an unmanaged index of government and corporate bonds) on March 1, 2006, the inception date of the Alger Core Fixed-Income Institutional Class I shares, through October 31, 2006. Figures for the Alger Core Fixed-Income Institutional Class I shares and the Lehman Brothers Intermediate Gov't/Credit Bond Index include reinvestment of dividends. Performance for the Alger Core Fixed-Income Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                                                ----------------
Class I (INCEPTION 3/1/06) ..................................        2.47%
Lehman Brothers Int. Gov't/Credit Bond Index ................        3.50%
--------------------------------------------------------------------------------
Class R (INCEPTION 3/1/06) ..................................        2.03%
Lehman Brothers Int. Gov't/Credit Bond Index ................        3.50%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT (800) 992-3863.

PORTFOLIO SUMMARY* (UNAUDITED)

                                       LARGECAP        SMALLCAP         MIDCAP         CAPITAL
                                        GROWTH          GROWTH          GROWTH       APPRECIATION        GREEN        TECHNOLOGY
                                    INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL   INSTITUTIONAL
SECTORS                                  FUND            FUND            FUND             FUND            FUND            FUND
-------                             -------------   -------------   -------------   --------------   -------------   -------------
Consumer Discretionary ..........        14.1%           15.9%           20.8%           11.4%            14.4%           13.2%
Consumer Staples ................         5.7             1.2             0.2             6.4              4.7              --
Energy ..........................         5.7             7.6             7.5             9.9              9.8              --
Financials ......................        10.3             8.1             9.3             5.4              5.4              --
Health Care .....................        16.0            20.9            19.5            12.8             11.5             2.1
Industrials .....................         9.3            13.1            13.2            15.8              9.4              --
Information Technology ..........        27.9            20.7            20.1            24.6             25.1            78.8
Materials .......................         3.9             1.8             2.9             3.5              3.5              --
Telecommunication Services ......         4.0             3.1             2.9             7.8              9.0              --
Utilities .......................         2.3             0.5             1.1             1.1              1.1              --
Cash and Net Other Assets .......         0.8             7.1             2.5             1.3              6.1             5.9
                                        ------          ------          ------          ------           ------          ------
                                        100.0%          100.0%          100.0%          100.0%           100.0%          100.0%
                                        ======          ======          ======          ======           ======          ======

                                                                                                        CORE
                                                                                      BALANCED      FIXED-INCOME
                                                                                   INSTITUTIONAL   INSTITUTIONAL
SECTORS/SECURITY TYPE                                                                   FUND            FUND
---------------------                                                              -------------   -------------
Consumer Discretionary .........................................................        10.8%              --
Consumer Staples ...............................................................         3.5               --
Energy .........................................................................         4.0               --
Financials .....................................................................         7.4               --
Health Care ....................................................................         9.6               --
Industrials ....................................................................         6.7               --
Information Technology .........................................................        19.8               --
Materials ......................................................................         2.0               --
Telecommunication Services .....................................................         2.9               --
Utilities ......................................................................         1.4               --
                                                                                       ------           ------
   Total Common Stocks .........................................................        68.1%              --
                                                                                       ------           ------
Corporate Bonds ................................................................          --               --
Agency Bonds ...................................................................          --               --
US Treasury Bonds ..............................................................          --               --
                                                                                       ------           ------
   Total Bonds .................................................................          --               --
                                                                                       ------           ------

Cash and Net Other Assets ......................................................        31.9%           100.0%
                                                                                       ------           ------
                                                                                       100.0%           100.0%
                                                                                       ======           ======

----------
*     Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS--99.2%
                 AEROSPACE & DEFENSE--2.6%
        13,900   Boeing Company. ............................   $     1,110,054
        22,350   L-3 Communications Holdings, Inc. ..........         1,799,622
                                                                ---------------
                                                                      2,909,676
                                                                ---------------
                 BIOTECHNOLOGY--4.0%
        37,190   Amgen Inc. .................................         2,823,093
        20,150   Genentech, Inc.* ...........................         1,678,495
                                                                ---------------
                                                                      4,501,588
                                                                ---------------
                 BROADCASTING--1.0%
        30,000   EchoStar Communications Corp., Cl. A* ......         1,065,600
                                                                ---------------
                 CAPITAL MARKETS--3.2%
        10,900   Bear Stearns Companies Inc. ................         1,649,715
        10,250   Goldman Sachs Group, Inc. ..................         1,945,347
                                                                ---------------
                                                                      3,595,062
                                                                ---------------
                 CHEMICALS--1.0%
        16,450   Air Products and Chemicals, Inc. ...........         1,146,071
                                                                ---------------
                 COMMUNICATION EQUIPMENT--5.8%
       103,300   Cisco Systems, Inc.* .......................         2,492,629
        53,650   Motorola, Inc. .............................         1,237,169
        15,200   QUALCOMM Inc. ..............................           553,128
        18,350   Research In Motion Limited* ................         2,155,758
                                                                ---------------
                                                                      6,438,684
                                                                ---------------
                 COMPUTER SERVICES--1.5%
        76,850   Satyam Computer Services ADR# ..............         1,699,154
                                                                ---------------
                 COMPUTERS & PERIPHERALS--4.7%
        29,250   Apple Computer, Inc.* ......................         2,371,590
        45,050   EMC Corporation* ...........................           551,862
        65,600   Memc Electronic Materials, Inc.* ...........         2,328,800
                                                                ---------------
                                                                      5,252,252
                                                                ---------------
                 CONGLOMERATE--1.3%
        25,650   ITT Industries, Inc. .......................         1,395,103
                                                                ---------------
                 EDUCATION--.6%
        12,700   Laureate Education Inc.* ...................           669,544
                                                                ---------------
                 ELECTRIC UTILITIES--.8%
        13,700   Exelon Corporation .........................           849,126
                                                                ---------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
        19,500   Emerson Electric Co. .......................         1,645,800
                                                                ---------------
                 ELECTRONICS--2.0%
        64,700   Nintendo Co., Ltd. ADR# ....................         1,651,254
        13,400   SONY CORPORATION ...........................           549,132
                                                                ---------------
                                                                      2,200,386
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 ENERGY EQUIPMENT & SERVICES--5.1%
        31,300   National-Oilwell Varco Inc.* ...............   $     1,890,520
        27,150   Schlumberger Limited .......................         1,712,622
        28,100   Transocean Inc.* ...........................         2,038,374
                                                                ---------------
                                                                      5,641,516
                                                                ---------------
                 FINANCE--.6%
         7,600   Intercontinental Exchange Inc. * ...........           641,592
                                                                ---------------
                 FINANCIAL SERVICES--3.6%
         2,250   Chicago Mercantile Exchange Holdings Inc. ..         1,127,250
        69,150   Hong Kong Exchanges & Clearing Limited .....           547,615
     2,844,700   Industrial and Commercial Bank Of China* ...         1,272,677
        18,250   UBS AG .....................................         1,092,080
                                                                ---------------
                                                                      4,039,622
                                                                ---------------
                 FOOD & STAPLES RETAILING--1.5%
        37,350   CVS Corporation ............................         1,172,043
         8,650   Whole Foods Market, Inc. ...................           552,216
                                                                ---------------
                                                                      1,724,259
                                                                ---------------
                 HEALTH & PERSONAL CARE--.7%
        16,400   Brookdale Senior Living Inc. ...............           789,168
                                                                ---------------
                 HEALTH CARE--.8%
        10,950   WellPoint Inc. * ...........................           835,704
                                                                ---------------
                 HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
        19,650   Baxter International Inc. ..................           903,310
        15,200   Biomet, Inc. ...............................           575,168
        10,100   Intuitive Surgical, Inc.* ..................         1,001,718
                                                                ---------------
                                                                      2,480,196
                                                                ---------------
                 HEALTH CARE PROVIDERS & SERVICES--6.3%
        12,350   DaVita, Inc.* ..............................           687,030
        48,900   Health Management Associates, Inc. Cl. A ...           963,330
        12,450   Health Net Inc.* ...........................           516,800
        26,050   Humana Inc.* ...............................         1,563,000
        22,000   McKesson Corporation .......................         1,101,980
        42,150   Medco Health Solutions, Inc.* ..............         2,255,025
                                                                ---------------
                                                                      7,087,165
                                                                ---------------
                 HOTELS, RESTAURANTS & LEISURE--2.0%
        14,850   Las Vegas Sands Corp.* .....................         1,131,570
        28,250   Royal Caribbean Cruises Ltd. ...............         1,144,125
                                                                ---------------
                                                                      2,275,695
                                                                ---------------
                 HOUSEHOLD PRODUCTS--2.0%
        34,400   Procter & Gamble Company ...................         2,180,616
                                                                ---------------
                 INFORMATION TECHNOLOGY SERVICES--.5%
         7,350   Cognizant Technology Solutions Corporation
                 Cl. A* .....................................           553,308
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 INSURANCE--1.5%
        18,650   Hartford Financial Services Group, Inc.
                   (The) ....................................   $     1,625,721
                                                                ---------------
                 INTERNET & CATALOG RETAIL--2.8%
        95,500   eBay Inc.* .................................         3,068,415
                                                                ---------------
                 INTERNET SOFTWARE & SERVICES--4.4%
         5,350   Google Inc. Cl. A* .........................         2,548,687
        91,700   Yahoo! Inc. * ..............................         2,415,378
                                                                ---------------
                                                                      4,964,065
                                                                ---------------
                 MACHINERY--1.2%
        34,350   Joy Global Inc. ............................         1,343,429
                                                                ---------------
                 MEDIA--5.3%
        67,550   Cablevision Systems New York Group Cl.
                   A * ......................................         1,877,214
        26,550   Disney (Walt) Company ......................           835,263
        21,800   Viacom Inc. Cl. B New* .....................           848,456
       201,600   XM Satellite Radio Holdings Inc. Cl. A* ....         2,350,656
                                                                ---------------
                                                                      5,911,589
                                                                ---------------
                 METALS & MINING--3.6%
        22,150   Cameco Corporation .........................           778,129
        20,550   Freeport-McMoRan Copper & Gold, Inc.
                   Cl. B ....................................         1,242,864
         6,000   Phelps Dodge Corporation ...................           602,280
        50,550   Vedanta Resources Plc ......................         1,409,774
                                                                ---------------
                                                                      4,033,047
                                                                ---------------
                 MULTILINE RETAIL--1.7%
        44,100   Federated Department Stores, Inc. ..........         1,936,431
                                                                ---------------
                 PERSONAL PRODUCTS--.7%
        26,900   Avon Products, Inc. ........................           818,029
                                                                ---------------
                 PHARMACEUTICALS--2.0%
        19,550   Eli Lilly and Company ......................         1,094,996
        16,750   Johnson & Johnson ..........................         1,128,950
                                                                ---------------
                                                                      2,223,946
                                                                ---------------
                 REAL ESTATE--1.4%
        17,500   Jones Lang LaSalle Incorporated ............         1,610,000
                                                                ---------------
                 ROAD & RAIL--1.0%
        14,350   Burlington Northern Santa Fe Corporation ...         1,112,555
                                                                ---------------
                 SEMICONDUCTORS &
                   SEMICONDUCTOR EQUIPMENT--2.1%
        35,950   Freescale Semiconductor Inc. Cl. A* ........         1,415,351
        19,400   KLA-Tencor Corporation .....................           953,898
                                                                ---------------
                                                                      2,369,249
                                                                ---------------
                 SOFTWARE--4.3%
        79,300   Microsoft Corporation ......................         2,276,703
        74,600   Oracle Corporation* ........................         1,377,862
        58,100   Symantec Corporation* ......................         1,152,704
                                                                ---------------
                                                                      4,807,269
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 SPECIALTY RETAIL--1.7%
        19,550   Best Buy Co., Inc. .........................   $     1,080,138
        22,200   Home Depot, Inc. ...........................           828,726
                                                                ---------------
                                                                      1,908,864
                                                                ---------------
                 TEXTILES, APPAREL & LUXURY GOODS--1.3%
        22,000   Coach, Inc.* ...............................           872,080
         8,450   Polo Ralph Lauren Corporation Cl. A ........           599,950
                                                                ---------------
                                                                      1,472,030
                                                                ---------------
                 TOBACCO--1.5%
        20,900   Altria Group, Inc. .........................         1,699,797
                                                                ---------------
                 TRANSPORTATION--1.8%
        22,250   Textron Inc. ...............................         2,023,193
                                                                ---------------
                 UTILITIES--1.6%
        28,800   Veolia Environnement .......................         1,762,560
                                                                ---------------
                 WIRELESS TELECOMMUNICATION SERVICES--4.0%
        22,800   American Tower Corporation Cl. A* ..........           821,256
        22,100   NII Holdings Inc. Cl. B* ...................         1,437,163
        41,450   SBA Communications Corporation Cl. A* ......         1,107,130
        59,900   Sprint Nextel Corporation ..................         1,119,531
                                                                ---------------
                                                                      4,485,080
                                                                ---------------
                 Total Common Stocks
                   (Cost $104,319,325) ......................       110,792,156
                                                                ---------------

  PRINCIPAL
   AMOUNT
--------------
                 SHORT-TERM INVESTMENTS--.7%
                 U.S. AGENCY OBLIGATIONS
     $ 820,000   Federal National Mortgage Association,
                 4.95%, 11/1/06
                   (Cost $820,000) ..........................           820,000
                                                                ---------------

Total Investments
  (Cost $105,139,325)(a) ............................    99.9%      111,612,156
Other Assets in Excess of Liabilities ...............     0.1            94,946
                                                        -----   ---------------
Net Assets ..........................................   100.0%  $   111,707,102
                                                        =====   ===============

----------
*    Non-income producing security.

#    American Depositary Receipts.

(a) At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $107,053,960 amounted to $4,558,196 which consisted of aggregate gross unrealized appreciation of $7,998,829 and aggregate gross unrealized depreciation of $3,440,633.

                       See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS--92.9%
                 AEROSPACE & DEFENSE--2.9%
       131,855   BE Aerospace, Inc.* ........................   $     3,333,294
        68,425   Esterline Technologies Corporation* ........         2,579,623
       100,130   SI International Inc.* .....................         3,320,311
                                                                ---------------
                                                                      9,233,228
                                                                ---------------
                 AIRLINES--.7%
       208,740   AirTran Holdings, Inc.* ....................         2,081,138
                                                                ---------------
                 APPAREL--.8%
        55,200   Gymboree Corp.* ............................         2,564,592
                                                                ---------------
                 AUTO COMPONENTS--1.2%
       158,770   LKQ Corporation* ...........................         3,673,938
                                                                ---------------
                 AUTOMOTIVE EQUIPMENT & SERVICES--.9%
       128,005   Tenneco Inc.* ..............................         2,905,714
                                                                ---------------
                 BIOTECHNOLOGY--5.9%
        78,170   Cubist Pharmaceuticals, Inc.* ..............         1,740,846
       239,215   Human Genome Sciences, Inc.* ...............         3,193,520
       115,305   InterMune Inc.* ............................         2,548,241
       134,925   Keryx Biopharmaceuticals, Inc.* ............         1,894,347
        55,705   Myogen, Inc.* ..............................         2,913,372
       121,965   Neurocrine Biosciences, Inc.* ..............         1,408,696
       116,220   Onyx Pharmaceuticals, Inc.* ................         2,182,612
       132,590   Regeneron Pharmaceuticals, Inc.* ...........         2,658,430
                                                                ---------------
                                                                     18,540,064
                                                                ---------------
                 CAPITAL MARKETS--1.2%
        55,410   Greenhill & Co., Inc. ......................         3,764,555
                                                                ---------------
                 CHEMICALS--.9%
       110,080   Zoltek Companies, Inc.* ....................         2,759,706
                                                                ---------------
                 COMMERCIAL BANKS--2.8%
       111,005   Boston Private Financial Holdings, Inc. ....         3,068,178
       102,010   Signature Bank* ............................         3,093,963
        54,190   Wintrust Financial Corporation .............         2,615,209
                                                                ---------------
                                                                      8,777,350
                                                                ---------------
                 COMMERCIAL SERVICES & SUPPLIES--3.7%
       109,025   American Reprographics Co.* ................         3,870,387
        50,385   CoStar Group Inc.* .........................         2,385,730
       103,910   FTI Consulting, Inc.* ......................         2,952,083
       111,060   Gevity HR, Inc. ............................         2,509,956
                                                                ---------------
                                                                     11,718,156
                                                                ---------------
                 COMMUNICATION EQUIPMENT--1.7%
       129,655   Polycom, Inc.* .............................         3,552,547
       345,135   Sonus Networks, Inc.* ......................         1,805,056
                                                                ---------------
                                                                      5,357,603
                                                                ---------------
                 COMMUNICATION TECHNOLOGY--.8%
       316,200   Dobson Communications Corp. ................         2,453,712
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 COMPUTER SERVICES--2.0%
       208,705   Internap Network Services Corporation* .....   $     3,439,458
        76,430   Open Solutions Inc.* .......................         2,856,189
                                                                ---------------
                                                                      6,295,647
                                                                ---------------
                 COMPUTER TECHNOLOGY--1.2%
       169,585   Atheros Communications* ....................         3,685,082
                                                                ---------------
                 CONSTRUCTION & ENGINEERING--2.3%
        87,755   URS Corporation* ...........................         3,546,180
       151,980   Williams Scotsman International Inc.* ......         3,576,089
                                                                ---------------
                                                                      7,122,269
                                                                ---------------
                 DRUGS & PHARMACEUTICALS--1.1%
        58,165   United Therapeutics Corporation* ...........         3,481,175
                                                                ---------------
                 ELECTRIC SERVICES--.5%
        43,370   ITC Holdings Corp.* ........................         1,540,502
                                                                ---------------
                 ENERGY--.8%
        35,850   Veritas DGC Inc.* ..........................         2,581,559
                                                                ---------------
                 ENERGY EQUIPMENT & SERVICES--1.3%
       105,920   Dril-Quip Inc. .............................         4,171,130
                                                                ---------------
                 FINANCE--.8%
        84,090   WNS Holdings Limited* ......................         2,501,678
                                                                ---------------
                 FINANCIAL INFORMATION SERVICES--1.0%
        52,370   GFI Group Inc.* ............................         3,020,178
                                                                ---------------
                 FINANCIAL SERVICES--.8%
        46,720   International Securities Exchange, Inc. ....         2,399,072
                                                                ---------------
                 FOOD & BEVERAGES--1.2%
       133,015   Hain Celestial Group Inc. (The)* ...........         3,755,013
                                                                ---------------
                 HEALTH CARE--1.1%
       188,465   Gentiva Health Services Inc.* ..............         3,496,026
                                                                ---------------
                 HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
        85,225   ArthroCare Corporation* ....................         3,443,942
        15,130   Haemonetics Corporation* ...................           689,928
        68,450   Hologic, Inc.* .............................         3,295,868
        84,680   Illumina, Inc.* ............................         3,722,533
        74,505   Ventana Medical Systems, Inc.* .............         3,009,257
                                                                ---------------
                                                                     14,161,528
                                                                ---------------
                 HEALTH CARE PROVIDERS & SERVICES--4.4%
       117,130   Parexel International Corporation* .........         3,467,048
       106,120   Psychiatric Solutions, Inc.* ...............         3,523,184
        76,290   Sierra Health Services, Inc.* ..............         2,612,170
        44,885   VCA Antech, Inc.* ..........................         1,452,927
        47,820   WellCare Health Plans Inc.* ................         2,809,425
                                                                ---------------
                                                                     13,864,754
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 HOTELS, RESTAURANTS & LEISURE--.8%
        63,440   Orient-Express Hotels Ltd. Cl. A ...........   $     2,502,708
                                                                ---------------
                 INSURANCE--1.5%
        64,400   First Mercury Financial Corporation* .......         1,333,080
       116,915   Ohio Casualty Corporation ..................         3,206,978
                                                                ---------------
                                                                      4,540,058
                                                                ---------------
                 INTERNET & CATALOG RETAIL--2.4%
       109,255   Coldwater Creek Inc.* ......................         3,331,185
       102,560   Priceline.com Incorporated* ................         4,132,142
                                                                ---------------
                                                                      7,463,327
                                                                ---------------
                 INTERNET SOFTWARE & SERVICES--4.2%
        59,200   Acme Packet, Inc.* .........................         1,018,240
       143,900   Allscripts Healthcare Solutions, Inc.* .....         3,394,601
       144,695   DealerTrack Holdings Inc.* .................         3,688,276
       195,355   Omniture Inc.* .............................         1,773,823
        83,550   WebEx Communications, Inc.* ................         3,212,498
                                                                ---------------
                                                                     13,087,438
                                                                ---------------
                 IT SERVICES--1.7%
        89,950   SRA International, Inc.* ...................         2,882,898
        90,395   Wright Express Corp.* ......................         2,474,111
                                                                ---------------
                                                                      5,357,009
                                                                ---------------
                 LEISURE & ENTERTAINMENT--1.1%
       100,025   WMS Industries Inc.* .......................         3,533,883
                                                                ---------------
                 LEISURE EQUIPMENT & PRODUCTS--1.1%
        66,845   LIFE TIME FITNESS, Inc.* ...................         3,444,523
                                                                ---------------
                 MACHINERY--3.5%
        60,930   Actuant Corporation Cl. A ..................         3,128,146
        63,430   Bucyrus International, Inc. Cl. A ..........         2,657,717
        47,585   ESCO Technologies Inc.* ....................         2,066,141
        95,500   Gardner Denver Inc.* .......................         3,246,045
                                                                ---------------
                                                                     11,098,049
                                                                ---------------
                 MEDIA--2.8%
        50,250   Focus Media Holding Limited ADR*# ..........         2,657,723
       113,060   NeuStar, Inc. Cl. A* .......................         3,303,613
       177,245   World Wrestling Entertainment, Inc. Cl. A ..         2,954,674
                                                                ---------------
                                                                      8,916,010
                                                                ---------------
                 MEDICAL TECHNOLOGY--.6%
        75,500   Conor Medsystems, Inc.* ....................         1,854,280
                                                                ---------------
                 METALS--2.0%
       116,840   RBC Bearings, Inc. * .......................         3,175,711
       274,400   SXR Uranium One, Inc.* .....................         3,065,048
                                                                ---------------
                                                                      6,240,759
                                                                ---------------
                 METALS & MINING--.9%
     2,004,935   Breakwater Resources, Ltd.* ................         2,806,909
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 OIL & GAS--3.5%
        86,760   Carrizo Oil & Gas, Inc.* ...................   $     2,477,866
        47,120   Holly Corporation ..........................         2,241,027
       129,050   Mariner Energy Inc.* .......................         2,557,771
        63,600   Massey Energy Company ......................         1,605,900
       186,365   Warren Resources Inc.* .....................         2,197,243
                                                                ---------------
                                                                     11,079,807
                                                                ---------------
                 OIL AND GAS EXPLORATION SERVICES--.9%
       182,560   Petrobank Energy and Resources Ltd.* .......         2,842,459
                                                                ---------------
                 PHARMACEUTICAL PREPARATIONS--1.2%
        86,205   Adams Respiratory Therapeutics, Inc.* ......         3,715,435
                                                                ---------------
                 PHARMACEUTICALS--1.0%
       186,370   POZEN Inc.* ................................         3,099,333
                                                                ---------------
                 REAL ESTATE--1.0%
        33,380   Jones Lang LaSalle Incorporated ............         3,070,960
                                                                ---------------
                 RESTAURANTS--1.2%
       140,650   McCormick & Schmick's Seafood Restaurants,
                   Inc.* ....................................         3,697,689
                                                                ---------------
                 RETAIL--1.3%
        86,320   Phillips-Van Heusen Corporation ............         3,950,003
                                                                ---------------
                 ROAD & RAIL--.9%
        57,540   Landstar Systems, Inc. .....................         2,672,158
                                                                ---------------
                 SEMICONDUCTOR CAPITAL EQUIPMENT--1.2%
        30,030   FormFactor Inc.* ...........................         1,146,545
        93,215   SiRF Technology Holdings, Inc.* ............         2,621,206
                                                                ---------------
                                                                      3,767,751
                                                                ---------------
                 SEMICONDUCTORS &
                   SEMICONDUCTOR EQUIPMENT--3.3%
       104,805   ATMI, Inc.* ................................         3,321,270
        33,650   Cymer, Inc.* ...............................         1,559,004
       120,305   Microsemi Corporation* .....................         2,357,978
        91,920   Tessera Technologies Inc.* .................         3,208,927
                                                                ---------------
                                                                     10,447,179
                                                                ---------------
                 SOFTWARE--3.8%
       144,740   Quest Software, Inc. * .....................         2,132,020
       272,375   Synchronoss Technologies Inc. * ............         2,742,816
       388,830   Tibco Software Inc.* .......................         3,596,678
       119,245   VeriFone Holdings Inc.* ....................         3,483,146
                                                                ---------------
                                                                     11,954,660
                                                                ---------------
                 SPECIALTY RETAIL--1.5%
        83,155   Aeropostale, Inc.* .........................         2,437,273
        68,690   DSW Inc. Cl. A* ............................         2,376,674
                                                                ---------------
                                                                      4,813,947
                                                                ---------------
                 TEXTILES & APPAREL--1.1%
       184,075   Iconix Brand Group, Inc.* ..................         3,431,158
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 TEXTILES, APPAREL & LUXURY GOODS--.7%
        43,400   Deckers Outdoor Corporation* ...............   $     2,307,578
                                                                ---------------
                 WIRELESS TELECOMMUNICATION SERVICES--1.2%
       147,075   SBA Communications Corporation Cl. A* ......         3,928,373
                                                                ---------------
                 Total Common Stocks
                   (Cost $261,451,209) ......................       291,528,812
                                                                ---------------
  PRINCIPAL
   AMOUNT
--------------
                 SHORT-TERM INVESTMENTS--6.9%
                 U.S. AGENCY OBLIGATIONS
  $21,740,000    Federal National Mortgage Association,
                   4.95%, 11/1/06
                   (Cost $21,740,000) .......................        21,740,000
                                                                ---------------
Total Investments
  (Cost $283,191,209)(a) ............................    99.8%      313,268,812
Other Assets in Excess of Liabilities ...............      .2           592,448
                                                        -----   ---------------
Net Assets ..........................................   100.0%  $   313,861,260
                                                        =====   ===============

----------
*    Non-income producing securities.

#    American Depositary Receipts.

(a) At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $283,569,740 amounted to $29,699,072 which consisted of aggregate gross unrealized appreciation of $33,598,341 and aggregate gross unrealized depreciation of $3,899,269.

                       See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS--97.5%
                 AEROSPACE & DEFENSE--1.9%
       243,215   Armour Holdings, Inc.* ......................  $    12,515,844
       538,290   BE Aerospace, Inc.* .........................       13,607,971
                                                                ---------------
                                                                     26,123,815
                                                                ---------------
                 APPAREL--.7%
       312,985   J Crew Group Inc. * .........................        9,652,457
                                                                ---------------
                 AUTOMOTIVE EQUIPMENT & SERVICES--.8%
       465,725   Tenneco Inc. Inc.* ..........................       10,571,958
                                                                ---------------
                 BIOTECHNOLOGY--1.4%
       192,125   Cephalon, Inc.* .............................       13,483,332
       197,715   MedImmune, Inc.* ............................        6,334,789
                                                                ---------------
                                                                     19,818,121
                                                                ---------------
                 CAPITAL MARKETS--1.8%
       144,375   Affiliated Managers Group, Inc.* ............       14,457,712
       634,565   TD Ameritrade Holding Corp. .................       10,451,286
                                                                ---------------
                                                                     24,908,998
                                                                ---------------
                 CASINOS & RESORTS--.8%
       535,835   Bally Technologies Inc.* ....................       10,636,325
                                                                ---------------
                 COMMERCIAL SERVICES & SUPPLIES--2.1%
     1,204,707   Net 1 UEPS Technologies, Inc.* ..............       29,671,933
                                                                ---------------
                 COMMUNICATION EQUIPMENT--2.0%
       232,865   Research In Motion Limited* .................       27,356,980
                                                                ---------------
                 COMPUTER SERVICES--1.9%
        83,500   IHS Inc. Cl. A* .............................        2,886,595
     1,062,200   Satyam Computer Services--ADR# ..............       23,485,242
                                                                ---------------
                                                                     26,371,837
                                                                ---------------
                 COMPUTER TECHNOLOGY--2.0%
       499,235   Atheros Communications* .....................       10,848,377
       498,685   NAVTEQ* .....................................       16,556,342
                                                                ---------------
                                                                     27,404,719
                                                                ---------------
                 COMPUTERS & PERIPHERALS--1.2%
       483,545   Memc Electronic Materials, Inc.* ............       17,165,848
                                                                ---------------
                 CONSTRUCTION & ENGINEERING--1.5%
       486,540   McDermott International, Inc.* ..............       21,748,338
                                                                ---------------
                 DRUGS & PHARMACEUTICALS--1.7%
       395,855   United Therapeutics Corporation* ............       23,691,922
                                                                ---------------
                 ELECTRIC AND ELECTRONIC EQUIPMENT--1.4%
       410,045   Roper Industries, Inc. ......................       19,620,653
                                                                ---------------
                 ELECTRICAL EQUIPMENT--.5%
       150,840   AMETEK, Inc. ................................        7,041,211
                                                                ---------------
                 ELECTRONICS--1.9%
     1,025,730   Nintendo Co., Ltd. ADR# .....................       26,178,373
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 ENERGY--.6%
       239,775   SunPower Corporation Cl. A* .................  $     8,068,429
                                                                ---------------
                 ENERGY EQUIPMENT & SERVICES--4.3%
       485,730   Cameron International Corp.* ................       24,335,073
       317,335   National-Oilwell Varco Inc.* ................       19,167,034
       619,710   Suntech Power Holdings Co., Ltd. ADR*# ......       16,112,460
                                                                ---------------
                                                                     59,614,567
                                                                ---------------
                 ENGINEERING--.7%
       130,015   Jacobs Engineering Group Inc.* ..............        9,821,333
                                                                ---------------
                 FINANCE--2.1%
       342,000   Intercontinental Exchange Inc. * ............       28,871,640
                                                                ---------------
                 FINANCIAL SERVICES--3.9%
        21,615   Chicago Mercantile Exchange Holdings Inc. ...       10,829,115
     1,277,860   Hong Kong Exchanges & Clearing Limited ......       10,119,673
       975,020   Hudson City Bancorp Inc. ....................       13,387,025
       200,230   International Securities Exchange, Inc. .....       10,281,811
       387,375   Wadell & Reed Financial, Inc. ...............        9,878,063
                                                                ---------------
                                                                     54,495,687
                                                                ---------------
                 HEALTH & PERSONAL CARE--.7%
       213,500   Brookdale Senior Living Inc. ................       10,273,620
                                                                ---------------
                 HEALTH CARE EQUIPMENT & SUPPLIES--4.3%
       171,730   ArthroCare Corporation* .....................        6,939,609
       191,100   Biomet, Inc. ................................        7,231,224
       346,595   Hologic, Inc.* ..............................       16,688,549
       184,155   Intuitive Surgical, Inc.* ...................       18,264,493
       113,105   Mentor Corporation ..........................        5,293,314
       358,595   Thoratec Corporation* .......................        5,647,871
                                                                ---------------
                                                                     60,065,060
                                                                ---------------
                 HEALTH CARE PROVIDERS & SERVICES--9.5%
       436,115   DaVita, Inc.* ...............................       24,261,077
       632,160   Health Management Associates, Inc. Cl. A ....       12,453,552
       451,950   Health Net Inc.* ............................       18,760,445
       565,070   HealthExtras, Inc.* .........................       13,013,562
       392,760   Medco Health Solutions, Inc.* ...............       21,012,660
       641,070   Psychiatric Solutions, Inc.* ................       21,283,524
       200,860   Quest Diagnostics Incorporated ..............        9,990,776
       232,405   Universal Health Services, Inc., Cl. B* .....       12,305,845
                                                                ---------------
                                                                    133,081,441
                                                                ---------------
                 HOTELS, RESTAURANTS & LEISURE--4.4%
       512,100   Cheesecake Factory Incorporated (The)* ......       14,466,825
       253,695   Orient-Express Hotels Ltd. Cl. A ............       10,008,268
        84,700   P.F. Chang's China Bistro, Inc.* ............        3,542,154
       254,515   Royal Caribbean Cruises Ltd. ................       10,307,858
       344,510   Scientific Games Corporation* ...............        9,656,615
       215,110   Station Casinos, Inc. .......................       12,971,133
                                                                ---------------
                                                                     60,952,853
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 HOUSEHOLD DURABLES--1.3%
       334,000   Garmin Ltd. .................................  $    17,838,940
                                                                ---------------
                 INFORMATION TECHNOLOGY SERVICES--.5%
       595,140   BISYS Group, Inc. (The)* ....................        6,570,346
                                                                ---------------
                 INSURANCE--.8%
       559,640   Covanta Holding Corporation* ................       11,377,481
                                                                ---------------
                 INTERNET & CATALOG RETAIL--1.3%
       628,587   Netflix Inc.* ...............................       17,386,716
                                                                ---------------
                 INTERNET SOFTWARE & SERVICES--3.4%
     1,026,355   Allscripts Healthcare Solutions, Inc.* ......       24,211,714
       399,172   DealerTrack Holdings Inc.* ..................       10,174,894
       342,760   WebEx Communications, Inc.* .................       13,179,122
                                                                ---------------
                                                                     47,565,730
                                                                ---------------
                 IT SERVICES--.5%
       228,720   SRA International, Inc.* ....................        7,330,476
                                                                ---------------
                 LEISURE EQUIPMENT & PRODUCTS--.7%
       166,244   UbiSoft Entertainment SA* ...................       10,268,126
                                                                ---------------
                 MACHINERY--3.1%
       174,980   Joy Global Inc. .............................        6,843,468
       252,490   Manitowoc Company, Inc. .....................       13,856,651
       447,575   Terex Corporation* ..........................       23,166,482
                                                                ---------------
                                                                     43,866,601
                                                                ---------------
                 MEDIA--4.6%
       407,430   Clear Channel Communications, Inc.* .........       14,198,935
       202,500   DreamWorks Animation SKG, Inc. Cl. A* .......        5,356,125
       285,840   Focus Media Holding Limited ADR*# ...........       15,118,078
     2,556,850   XM Satellite Radio Holdings Inc. Cl. A* .....       29,812,871
                                                                ---------------
                                                                     64,486,009
                                                                ---------------
                 METALS--1.1%
       130,900   First Quantum Minerals Ltd. .................        7,490,098
       681,850   SXR Uranium One, Inc.* ......................        7,616,265
                                                                ---------------
                                                                     15,106,363
                                                                ---------------
                 METALS & MINING--3.1%
       210,645   Freeport-McMoRan Copper & Gold, Inc. Cl. B ..       12,739,810
     2,402,880   Paladin Resources Limited* ..................       10,512,600
        76,550   Phelps Dodge Corporation ....................        7,684,089
       450,260   Vedanta Resources Plc .......................       12,562,254
                                                                ---------------
                                                                     43,498,753
                                                                ---------------
                 OIL & GAS--2.1%
     1,032,700   Denbury Resources Inc. * ....................       29,679,798
                                                                ---------------
                 OIL AND GAS EXPLORATION SERVICES--1.0%
       886,200   Petrobank Energy and Resources Ltd.* ........       13,798,134
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 PERSONAL PRODUCTS--.2%
       104,715   Bare Escentuals, Inc.* ......................  $     3,207,420
                                                                ---------------
                 REAL ESTATE--1.5%
       233,295   Jones Lang LaSalle Incorporated .............       21,463,140
                                                                ---------------
                 SEMICONDUCTOR CAPITAL EQUIPMENT--1.5%
       717,835   SiRF Technology Holdings, Inc.* .............       20,185,520
                                                                ---------------
                 SEMICONDUCTORS &
                    SEMICONDUCTOR EQUIPMENT--3.7%
       550,395   Microsemi Corporation* ......................       10,787,742
     1,022,100   STMicroelectronics N.V. .....................       17,743,656
       670,145   Tessera Technologies Inc.* ..................       23,394,762
                                                                ---------------
                                                                     51,926,160
                                                                ---------------
                 SOFTWARE--.9%
       353,080   Activision, Inc.* ...........................        5,444,494
       325,660   Symantec Corporation* .......................        6,461,094
                                                                ---------------
                                                                     11,905,588
                                                                ---------------
                 SPECIALTY RETAIL--4.6%
        86,570   Bed Bath & Beyond Inc.* .....................        3,487,905
       154,200   CarMax, Inc.* ...............................        6,831,060
       966,670   Circuit City Stores, Inc. ...................       26,080,757
       537,258   Gamestop Corp. Cl. A* .......................       27,432,393
                                                                ---------------
                                                                     63,832,115
                                                                ---------------
                 TEXTILES, APPAREL & LUXURY GOODS--1.7%
       323,070   Polo Ralph Lauren Corporation Cl. A .........       22,937,970
                                                                ---------------
                 TRANSPORTATION--1.8%
       272,835   Textron Inc. ................................       24,808,887
                                                                ---------------
                 UTILITIES--1.1%
       239,480   Veolia Environnement ........................       14,656,175
                                                                ---------------
                 WIRELESS TELECOMMUNICATION SERVICES--2.9%
       277,645   NII Holdings Inc. Cl. B* ....................       18,055,254
       860,665   SBA Communications Corporation Cl. A* .......       22,988,362
                                                                ---------------
                                                                     41,043,616
                                                                ---------------
                 Total Common Stocks
                    (Cost $1,272,517,774) ....................    1,357,948,182
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

  PRINCIPAL
    AMOUNT                                                           VALUE
--------------                                                  ----------------
                 SHORT-TERM INVESTMENTS--3.1%
                 U.S. AGENCY OBLIGATIONS
$   43,930,000   Federal National Mortgage Association,
                    4.95%, 11/1/06
                    (Cost $43,930,000) .......................  $    43,930,000
                                                                ---------------
Total Investments
   (Cost $1,316,447,774)(a) ........................... 100.6%    1,401,878,182
Liabilities in Excess of Other Assets .................   (.6)       (9,023,239)
                                                        -----   ---------------
Net Assets ............................................ 100.0%  $ 1,392,854,943
                                                        =====   ===============

----------
*     Non-income producing securities.

#     American Depositary Receipts.

(a) At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,339,371,432 amounted to $62,506,750 which consisted of aggregate gross unrealized appreciation of $109,898,969 and aggregate gross unrealized depreciation of $47,392,219.

                       See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS--98.7%
                 AEROSPACE & DEFENSE--6.4%
        76,500   Armour Holdings, Inc.* .....................   $     3,936,690
       134,650   BE Aerospace, Inc.* ........................         3,403,952
        20,500   Boeing Company .............................         1,637,130
        25,200   L-3 Communications Holdings, Inc. ..........         2,029,104
                                                                ---------------
                                                                     11,006,876
                                                                ---------------
                 BIOTECHNOLOGY--2.4%
        46,450   Amgen Inc. .................................         3,526,019
         8,750   Gilead Sciences, Inc. ......................           602,875
                                                                ---------------
                                                                      4,128,894
                                                                ---------------
                 BROADCASTING--.5%
        23,800   EchoStar Communications Corp., Cl. A* ......           845,376
                                                                ---------------
                 CAPITAL MARKETS--.8%
         5,950   Bear Stearns Companies Inc. ................           900,532
         5,050   Legg Mason, Inc. ...........................           454,601
                                                                ---------------
                                                                      1,355,133
                                                                ---------------
                 CHEMICALS--.7%
        47,100   Zoltek Companies, Inc.* ....................         1,180,797
                                                                ---------------
                 COMMERCIAL BANKS--1.0%
        31,250   Bank of America Corporation ................         1,683,437
                                                                ---------------
                 COMMERCIAL SERVICES & SUPPLIES--.4%
        29,900   Net 1 UEPS Technologies, Inc.* .............           736,437
                                                                ---------------
                 COMMUNICATION EQUIPMENT--4.3%
        91,400   Cisco Systems, Inc.* .......................         2,205,482
        78,400   Comverse Technology, Inc.* .................         1,706,768
        72,900   Corning Incorporated* ......................         1,489,347
        43,800   Motorola, Inc. .............................         1,010,028
       168,700   Sonus Networks, Inc.* ......................           882,301
                                                                ---------------
                                                                      7,293,926
                                                                ---------------
                 COMPUTER SERVICES--.4%
        20,100   IHS Inc. Cl. A* ............................           694,857
                                                                ---------------
                 COMPUTER TECHNOLOGY--2.2%
       117,100   Atheros Communications* ....................         2,544,583
        34,900   NAVTEQ* ....................................         1,158,680
                                                                ---------------
                                                                      3,703,263
                                                                ---------------
                 COMPUTERS & PERIPHERALS--2.0%
        66,900   EMC Corporation* ...........................           819,525
        37,800   Memc Electronic Materials, Inc.* ...........         1,341,900
        31,300   NCR Corporation* ...........................         1,299,576
                                                                ---------------
                                                                      3,461,001
                                                                ---------------
                 CONSTRUCTION & ENGINEERING--1.1%
        42,200   McDermott International, Inc.* .............         1,886,340
                                                                ---------------
                 DIVERSIFIED TELECOMMUNICATION SERVICES--.4%
       130,915   Level 3 Communication Inc.* ................           692,540
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 DRUGS & PHARMACEUTICALS--1.5%
        42,000   United Therapeutics Corporation* ...........   $     2,513,700
                                                                ---------------
                 ELECTRICAL EQUIPMENT--.7%
        27,100   AMETEK, Inc. ...............................         1,265,028
                                                                ---------------
                 ENERGY EQUIPMENT & SERVICES--3.9%
        45,800   Cameron International Corp.* ...............         2,294,580
         2,500   Diamond Offshore Drilling Inc. .............           173,075
        23,300   National-Oilwell Varco Inc.* ...............         1,407,320
        53,600   Suntech Power Holdings Co., Ltd. ADR*# .....         1,393,600
        19,100   Transocean Inc.* ...........................         1,385,514
                                                                ---------------
                                                                      6,654,089
                                                                ---------------
                 FINANCE--.3%
         6,000   Intercontinental Exchange Inc. * ...........           506,520
                                                                ---------------
                 FINANCIAL INFORMATION SERVICES--.8%
        23,700   Genworth Financial Inc. Cl. A ..............           792,528
        10,100   GFI Group Inc.* ............................           582,467
                                                                ---------------
                                                                      1,374,995
                                                                ---------------
                 FINANCIAL SERVICES--1.6%
         3,100   Chicago Mercantile Exchange Holdings Inc. ..         1,553,100
     2,606,300   Industrial and Commercial Bank Of China* ...         1,166,020
                                                                ---------------
                                                                      2,719,120
                                                                ---------------
                 FOOD & STAPLES RETAILING--2.0%
       108,600   CVS Corporation ............................         3,407,868
                                                                ---------------
                 FREIGHT & LOGISTICS--.7%
        10,100   FedEx Corp. ................................         1,156,854
                                                                ---------------
                 HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
        28,200   Hologic, Inc.* .............................         1,357,830
        27,900   Kyphon Inc.* ...............................         1,102,050
        27,900   Ventana Medical Systems, Inc.* .............         1,126,881
                                                                ---------------
                                                                      3,586,761
                                                                ---------------
                 HEALTH CARE PROVIDERS & SERVICES--3.5%
        28,300   Aetna Inc. .................................         1,166,526
        24,400   Health Net Inc.* ...........................         1,012,844
        43,400   Medco Health Solutions, Inc.* ..............         2,321,900
        18,800   Psychiatric Solutions, Inc.* ...............           624,160
        18,710   UnitedHealth Group Incorporated ............           912,674
                                                                ---------------
                                                                      6,038,104
                                                                ---------------
                 HOTELS, RESTAURANTS & LEISURE--.5%
        20,000   MGM MIRAGE .................................           860,400
                                                                ---------------
                 HOUSEHOLD PRODUCTS--1.7%
        47,002   Procter & Gamble Company ...................         2,979,457
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 INSURANCE--1.0%
        25,650   Endurance Specialty Holdings Limited .......   $       914,423
         8,800   Hartford Financial Services Group, Inc.
                    (The) ...................................           767,096
                                                                ---------------
                                                                      1,681,519
                                                                ---------------
                 INTERNET & CATALOG RETAIL--.9%
        50,800   eBay Inc.* .................................         1,632,204
                                                                ---------------
                 INTERNET SOFTWARE & SERVICES--4.2%
        93,275   DealerTrack Holdings Inc.* .................         2,377,580
         5,100   Google Inc. Cl. A* .........................         2,429,589
        91,130   Yahoo! Inc. * ..............................         2,400,364
                                                                ---------------
                                                                      7,207,533
                                                                ---------------
                 IT SERVICES--.3%
        17,050   Wright Express Corp.* ......................           466,659
                                                                ---------------
                 MACHINERY--1.8%
        59,600   Terex Corporation* .........................         3,084,896
                                                                ---------------
                 MEDIA--3.5%
         2,200   Dolby Laboratories Inc. Cl. A* .............            43,538
        27,400   DreamWorks Animation SKG, Inc. Cl. A* ......           724,730
        69,050   Focus Media Holding Limited ADR*# ..........         3,652,055
        55,200   NeuStar, Inc. Cl. A* .......................         1,612,944
                                                                ---------------
                                                                      6,033,267
                                                                ---------------
                 METALS--1.0%
        83,000   SXR Uranium One, Inc.* .....................           927,110
        27,900   Vedanta Resources Plc ......................           777,347
                                                                ---------------
                                                                      1,704,457
                                                                ---------------
                 METALS & MINING--2.3%
       985,700   Breakwater Resources, Ltd.* ................         1,379,980
        26,000   Phelps Dodge Corporation ...................         2,609,880
                                                                ---------------
                                                                      3,989,860
                                                                ---------------
                 MULTILINE RETAIL--.9%
        33,400   Federated Department Stores, Inc. ..........         1,466,594
                                                                ---------------
                 OIL & GAS--4.0%
         5,700   Denbury Resources Inc. * ...................           163,818
        13,400   Exxon Mobil Corporation ....................           957,028
        87,600   Sunoco, Inc. ...............................         5,792,988
                                                                ---------------
                                                                      6,913,834
                                                                ---------------
                 OIL AND GAS EXPLORATION SERVICES--2.2%
       248,900   Petrobank Energy and Resources Ltd.* .......         3,875,373
                                                                ---------------
                 PHARMACEUTICAL PREPARATIONS--1.0%
        39,200   Adams Respiratory Therapeutics, Inc.* ......         1,689,520
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 PHARMACEUTICALS--2.3%
         1,300   Auxilium Pharmaceuticals Inc.* .............   $        16,380
        77,800   Salix Pharmaceuticals, Ltd.* ...............         1,037,074
        83,500   Schering-Plough Corporation ................         1,848,690
        19,100   Shire Plc ..................................         1,047,635
                                                                ---------------
                                                                      3,949,779
                                                                ---------------
                 ROAD & RAIL--.9%
        19,400   Burlington Northern Santa Fe Corporation ...         1,504,082
                                                                ---------------
                 SEMICONDUCTOR CAPITAL EQUIPMENT--.5%
        21,100   FormFactor Inc.* ...........................           805,598
                                                                ---------------
                 SEMICONDUCTORS &
                    SEMICONDUCTOR EQUIPMENT--4.7%
        45,200   Advanced Micro Devices, Inc.* ..............           961,404
       125,653   Microsemi Corporation* .....................         2,462,799
        90,200   Tessera Technologies Inc.* .................         3,148,882
        69,300   Trident Microsystems, Inc.* ................         1,465,002
                                                                ---------------
                                                                      8,038,087
                                                                ---------------
                 SOFTWARE--5.0%
        21,100   Citrix Systems, Inc.* ......................           623,083
        77,900   Microsoft Corporation ......................         2,236,509
       109,800   Symantec Corporation* ......................         2,178,432
       115,400   Synchronoss Technologies Inc. * ............         1,162,078
        14,000   THQ Inc. * .................................           420,980
        68,550   VeriFone Holdings Inc.* ....................         2,002,346
                                                                ---------------
                                                                      8,623,428
                                                                ---------------
                 SPECIALTY RETAIL--6.2%
        12,900   Abercrombie & Fitch Co. Cl. A ..............           988,785
        21,800   Best Buy Co., Inc. .........................         1,204,450
        19,300   CarMax, Inc.* ..............................           854,990
       158,800   Circuit City Stores, Inc. ..................         4,284,424
        12,300   Crocs, Inc.* ...............................           487,326
        54,800   Gamestop Corp. Cl. A* ......................         2,798,088
                                                                ---------------
                                                                     10,618,063
                                                                ---------------
                 TEXTILES, APPAREL & LUXURY GOODS--.8%
        18,900   Polo Ralph Lauren Corporation Cl. A ........         1,341,900
                                                                ---------------
                 TOBACCO--2.7%
        57,150   Altria Group, Inc. .........................         4,648,009
                                                                ---------------
                 TRANSPORTATION--3.0%
        56,700   Textron Inc. ...............................         5,155,731
                                                                ---------------
                 UTILITIES--1.1%
        30,100   Veolia Environnement .......................         1,842,120
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 WIRELESS TELECOMMUNICATION SERVICES--6.5%
        23,500   America Movil S.A. de C.V. Series L ADR# ...   $     1,007,445
       167,969   American Tower Corporation Cl. A* ..........         6,050,243
        40,550   NII Holdings Inc. Cl. B* ...................         2,636,967
        74,100   Sprint Nextel Corporation ..................         1,384,929
                                                                ---------------
                                                                     11,079,584
                                                                ---------------
                 Total Common Stocks
                    (Cost $156,748,386) .....................       169,083,870
                                                                ---------------

  PRINCIPAL
   AMOUNT
--------------
                 SHORT-TERM INVESTMENTS--2.4%
                 U.S. AGENCY OBLIGATIONS
    $4,180,000   Federal National Mortgage Association,
                    4.95%, 11/1/06
                    (Cost $4,180,000) .......................         4,180,000
                                                                ---------------

Total Investments
   (Cost $160,928,386)(a) ............................. 101.1%      173,263,870
Liabilities in Excess of Other Assets .................  (1.1)       (1,872,410)
                                                        -----   ---------------
Net Assets ............................................ 100.0%  $   171,391,460
                                                        =====   ===============

----------
*     Non-income producing securities.

#     American Depositary Receipts.

(a) At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $161,447,055 amounted to $11,816,815 which consisted of aggregate gross unrealized appreciation of $15,659,888 and aggregate gross unrealized depreciation of $3,843,073.

                       See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS--68.1%
                 AEROSPACE & DEFENSE--1.8%
             5   Boeing Company .............................   $           399
            10   L-3 Communications Holdings, Inc. ..........               805
                                                                ---------------
                                                                          1,204
                                                                ---------------
                 BIOTECHNOLOGY--2.9%
            15   Amgen Inc. .................................             1,139
            10   Genentech, Inc.* ...........................               833
                                                                ---------------
                                                                          1,972
                                                                ---------------
                 BROADCASTING--.8%
            15   EchoStar Communications Corp., Cl. A* ......               533
                                                                ---------------
                 CAPITAL MARKETS--2.5%
             5   Bear Stearns Companies Inc. ................               757
             5   Goldman Sachs Group, Inc. ..................               949
                                                                ---------------
                                                                          1,706
                                                                ---------------
                 CHEMICALS--.5%
             5   Air Products and Chemicals, Inc. ...........               348
                                                                ---------------
                 COMMUNICATION EQUIPMENT--4.0%
            40   Cisco Systems, Inc.* .......................               965
            15   Motorola, Inc. .............................               346
             5   QUALCOMM Inc. ..............................               182
            10   Research In Motion Limited* ................             1,175
                                                                ---------------
                                                                          2,668
                                                                ---------------
                 COMPUTER SERVICES--.3%
            10   Satyam Computer Services ADR# ..............               221
                                                                ---------------
                 COMPUTERS & PERIPHERALS--4.9%
            25   Apple Computer, Inc.* ......................             2,027
            15   EMC Corporation* ...........................               184
            30   Memc Electronic Materials, Inc.* ...........             1,065
                                                                ---------------
                                                                          3,276
                                                                ---------------
                 CONGLOMERATE--.8%
            10   ITT Industries, Inc. .......................               544
                                                                ---------------
                 EDUCATION--.4%
             5   Laureate Education Inc.* ...................               264
                                                                ---------------
                 ELECTRIC UTILITIES--.5%
             5   Exelon Corporation .........................               310
                                                                ---------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
            10   Emerson Electric Co. .......................               844
                                                                ---------------
                 ELECTRONICS--2.6%
            60   Nintendo Co., Ltd. ADR# ....................             1,531
             5   SONY CORPORATION ...........................               205
                                                                ---------------
                                                                          1,736
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 ENERGY EQUIPMENT & SERVICES--3.4%
            10   National-Oilwell Varco Inc.* ...............   $           604
            10   Schlumberger Limited .......................               631
            15   Transocean Inc.* ...........................             1,088
                                                                ---------------
                                                                          2,323
                                                                ---------------
                 FINANCE--.6%
             5   Intercontinental Exchange Inc. * ...........               422
                                                                ---------------
                 FINANCIAL SERVICES--1.6%
            30   Hong Kong Exchanges & Clearing Limited .....               238
         1,230   Industrial and Commercial Bank Of China* ...               550
             5   UBS AG .....................................               299
                                                                ---------------
                                                                          1,087
                                                                ---------------
                 FOOD & STAPLES RETAILING--.9%
            10   CVS Corporation ............................               314
             5   Whole Foods Market, Inc. ...................               319
                                                                ---------------
                                                                            633
                                                                ---------------
                 HEALTH & PERSONAL CARE--.4%
             5   Brookdale Senior Living Inc. ...............               241
                                                                ---------------
                 HEALTH CARE--.6%
             5   WellPoint Inc. * ...........................               382
                                                                ---------------
                 HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
            10   Baxter International Inc. ..................               460
             5   Biomet, Inc. ...............................               189
             5   Intuitive Surgical, Inc.* ..................               496
                                                                ---------------
                                                                          1,145
                                                                ---------------
                 HEALTH CARE PROVIDERS & SERVICES--3.1%
             5   DaVita, Inc.* ..............................               278
             5   Health Net Inc.* ...........................               208
             5   Humana Inc.* ...............................               300
            10   McKesson Corporation .......................               501
            15   Medco Health Solutions, Inc.* ..............               802
                                                                ---------------
                                                                          2,089
                                                                ---------------
                 HOTELS, RESTAURANTS & LEISURE--1.2%
             5   Las Vegas Sands Corp.* .....................               381
            10   Royal Caribbean Cruises Ltd. ...............               405
                                                                ---------------
                                                                            786
                                                                ---------------
                 HOUSEHOLD PRODUCTS--.9%
            10   Procter & Gamble Company ...................               634
                                                                ---------------
                 INFORMATION TECHNOLOGY SERVICES--.6%
             5   Cognizant Technology Solutions Corporation
                    Cl. A* ..................................               376
                                                                ---------------
                 INSURANCE--1.3%
            10   Hartford Financial Services Group, Inc.
                    (The) ...................................               872
                                                                ---------------
                 INTERNET & CATALOG RETAIL--1.2%
            25   eBay Inc.* .................................               803
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 INTERNET SOFTWARE & SERVICES--2.7%
            70   Yahoo! Inc. * ..............................   $         1,844
                                                                ---------------
                 MACHINERY--.9%
            15   Joy Global Inc. ............................               587
                                                                ---------------
                 MEDIA--4.7%
            50   Cablevision Systems New York Group Cl. A* ..             1,389
            10   Disney (Walt) Company ......................               315
            10   Viacom Inc. Cl. B New* .....................               389
            90   XM Satellite Radio Holdings Inc. Cl. A* ....             1,049
                                                                ---------------
                                                                          3,142
                                                                ---------------
                 METALS--.6%
            15   Vedanta Resources Plc ......................               418
                                                                ---------------
                 METALS & MINING--1.4%
            10   Cameco Corporation .........................               351
            10   Freeport-McMoRan Copper & Gold, Inc.
                    C1. B ...................................               605
                                                                ---------------
                                                                            956
                                                                ---------------
                 MULTILINE RETAIL--1.0%
            15   Federated Department Stores, Inc. ..........               659
                                                                ---------------
                 PERSONAL PRODUCTS--.5%
            10   Avon Products, Inc. ........................               304
                                                                ---------------
                 PHARMACEUTICALS--.9%
             5   Eli Lilly and Company ......................               280
             5   Johnson & Johnson ..........................               337
                                                                ---------------
                                                                            617
                                                                ---------------
                 REAL ESTATE--1.4%
            10   Jones Lang LaSalle Incorporated ............               920
                                                                ---------------
                 ROAD & RAIL--.6%
             5   Burlington Northern Santa Fe Corporation ...               388
                                                                ---------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                    EQUIPMENT--1.6%
            15   Freescale Semiconductor Inc. Cl. A* ........               591
            10   KLA-Tencor Corporation .....................               492
                                                                ---------------
                                                                          1,083
                                                                ---------------
                 SOFTWARE--2.3%
            20   Microsoft Corporation ......................               574
            25   Oracle Corporation* ........................               462
            25   Symantec Corporation* ......................               496
                                                                ---------------
                                                                          1,532
                                                                ---------------
                 SPECIALTY RETAIL--1.4%
            10   Best Buy Co., Inc. .........................               552
            10   Home Depot, Inc. ...........................               373
                                                                ---------------
                                                                            925
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 TEXTILES, APPAREL & LUXURY GOODS--1.1%
            10   Coach, Inc.* ...............................   $           396
             5   Polo Ralph Lauren Corporation Cl. A ........               355
                                                                ---------------
                                                                            751
                                                                ---------------
                 TOBACCO--1.2%
            10   Altria Group, Inc. .........................               813
                                                                ---------------
                 TRANSPORTATION--1.3%
            10   Textron Inc. ...............................               909
                                                                ---------------
                 UTILITIES--.9%
            10   Veolia Environnement .......................               612
                                                                ---------------
                 WIRELESS TELECOMMUNICATION SERVICES--2.8%
            10   American Tower Corporation Cl. A* ..........               360
            10   NII Holdings Inc. Cl. B* ...................               650
            20   SBA Communications Corporation Cl. A* ......               534
            20   Sprint Nextel Corporation ..................               379
                                                                ---------------
                                                                          1,923
                                                                ---------------
                 Total Common Stocks (Cost $43,033) .........            45,802
                                                                ---------------
Total Investments (Cost $43,033)(a) .................    68.1%           45,802
Other Assets in Excess of Liabilities ...............    31.9            21,416
                                                        -----   ---------------
Net Assets ..........................................   100.0%  $        67,218
                                                        =====   ===============

----------
*     Non-income producing securities.

#     American Depositary Receipts.

(a) At October 31, 2006, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $53,335 amounted to $7,533 which consisted of aggregate gross unrealized appreciation of $3,192 and aggregate gross unrealized depreciation of $10,725.

                       See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER GREEN INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS--93.9%
                 AEROSPACE & DEFENSE--2.0%
         2,540   BE Aerospace, Inc.* ........................   $        64,211
                                                                ---------------
                 BIOTECHNOLOGY--2.0%
           295   Amgen Inc. .................................            22,393
           160   Gilead Sciences, Inc. ......................            11,024
           590   Myogen, Inc.* ..............................            30,857
                                                                ---------------
                                                                         64,274
                                                                ---------------
                 BROADCASTING--.5%
           440   EchoStar Communications Corp., Cl. A.* .....            15,629
                                                                ---------------
                 CAPITAL MARKETS--1.2%
           210   Bear Stearns Companies Inc. ................            31,783
            90   Legg Mason, Inc. ...........................             8,102
                                                                ---------------
                                                                         39,885
                                                                ---------------
                 CHEMICALS--.8%
         1,040   Zoltek Companies, Inc.* ....................            26,073
                                                                ---------------
                 COMMERCIAL BANKS--1.0%
           580   Bank of America Corporation ................            31,245
                                                                ---------------
                 COMMERCIAL SERVICES & SUPPLIES--.4%
           575   Net 1 UEPS Technologies, Inc.* .............            14,162
                                                                ---------------
                 COMMUNICATION EQUIPMENT--2.9%
         1,720   Cisco Systems, Inc.* .......................            41,504
         1,445   Comverse Technology, Inc.* .................            31,458
           810   Motorola, Inc. .............................            18,679
                                                                ---------------
                                                                         91,641
                                                                ---------------
                 COMPUTER TECHNOLOGY--1.5%
         2,170   Atheros Communications* ....................            47,154
                                                                ---------------
                 COMPUTERS & PERIPHERALS--2.1%
         1,240   EMC Corporation* ...........................            15,190
           510   Memc Electronic Materials, Inc.* ...........            18,105
           370   Network Appliance, Inc. * ..................            13,505
           905   Seagate Technology .........................            20,435
                                                                ---------------
                                                                         67,235
                                                                ---------------
                 CONSTRUCTION & ENGINEERING--1.1%
           770   McDermott International, Inc.* .............            34,419
           105   Stanley Inc.* ..............................             1,829
                                                                ---------------
                                                                         36,248
                                                                ---------------
                 DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
           470   ALLTEL Corporation .........................            25,056
         2,965   Level 3 Communication Inc.* ................            15,685
                                                                ---------------
                                                                         40,741
                                                                ---------------
                 DRUGS & PHARMACEUTICALS--1.1%
           585   United Therapeutics Corporation* ...........            35,012
                                                                ---------------
                 ELECTRICAL EQUIPMENT--.7%
           495   AMETEK, Inc. ...............................            23,107
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER GREEN INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 ELECTRONICS--1.0%
           755   SONY CORPORATION                               $        30,940
                                                                ---------------
                 ENERGY EQUIPMENT & SERVICES--3.9%
           845   Cameron International Corp.* ...............            42,334
            45   Diamond Offshore Drilling Inc. .............             3,115
           420   National-Oilwell Varco Inc.* ...............            25,368
         1,030   Suntech Power Holdings Co., Ltd. ADR*# .....            26,780
           360   Transocean Inc.* ...........................            26,114
                                                                ---------------
                                                                        123,711
                                                                ---------------
                 FINANCE--.5%
           105   Intercontinental Exchange Inc. * ...........             8,864
           255   WNS Holdings Limited* ......................             7,586
                                                                ---------------
                                                                         16,450
                                                                ---------------
                 FINANCIAL SERVICES--.9%
            55   Chicago Mercantile Exchange Holdings Inc. ..            27,555
         4,830   Industrial and Commercial Bank Of China* ...             2,161
                                                                ---------------
                                                                         29,716
                                                                ---------------
                 FREIGHT & LOGISTICS--.5%
           150   FedEx Corp. ................................            17,181
                                                                ---------------
                 FINANCIAL INFORMATION SERVICES--.6%
           620   Genworth Financial Inc. Cl. A ..............            20,733
                                                                ---------------
                 FOOD & STAPLES RETAILING--3.0%
         3,000   CVS Corporation ............................            94,140
                                                                ---------------
                 HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
           510   Hologic, Inc.* .............................            24,557
           505   Kyphon Inc.* ...............................            19,948
           535   Ventana Medical Systems, Inc.* .............            21,609
                                                                ---------------
                                                                         66,114
                                                                ---------------
                 HEALTH CARE PROVIDERS & SERVICES--2.3%
           600   Aetna Inc. .................................            24,732
           485   Health Net Inc.* ...........................            20,132
           345   Psychiatric Solutions, Inc.* ...............            11,454
           345   UnitedHealth Group Incorporated ............            16,829
                                                                ---------------
                                                                         73,147
                                                                ---------------
                 HOUSEHOLD PRODUCTS--1.8%
           889   Procter & Gamble Company ...................            56,354
                                                                ---------------
                 INSURANCE--2.1%
           250   American International Group, Inc. .........            16,792
         1,145   Covanta Holding Corporation* ...............            23,278
           300   Hartford Financial Services Group, Inc.
                    (The) ...................................            26,151
                                                                ---------------
                                                                         66,221
                                                                ---------------
                 INTERNET & CATALOG RETAIL--.9%
           940   eBay Inc.* .................................            30,202
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER GREEN INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 INTERNET SOFTWARE & SERVICES--4.8%
         2,105   DealerTrack Holdings Inc.* .................   $        53,656
            95   Google Inc. Cl. A* .........................            45,257
           625   Jupitermedia Corporation* ..................             5,494
         1,878   Yahoo! Inc. * ..............................            49,467
                                                                ---------------
                                                                        153,874
                                                                ---------------
                 IT SERVICES--.3%
           320   Wright Express Corp.* ......................             8,758
                                                                ---------------
                 MACHINERY--2.6%
           645   Joy Global Inc. ............................            25,226
         1,105   Terex Corporation* .........................            57,195
                                                                ---------------
                                                                         82,421
                                                                ---------------
                 MEDIA--4.1%
           965   Dolby Laboratories Inc. Cl. A* .............            19,097
           525   DreamWorks Animation SKG, Inc. Cl. A* ......            13,886
         1,245   Focus Media Holding Limited ADR*# ..........            65,848
         1,055   NeuStar, Inc. Cl. A* .......................            30,827
                                                                ---------------
                                                                        129,658
                                                                ---------------
                 METALS--.4%
           480   Vedanta Resources Plc ......................            13,374
                                                                ---------------
                 METALS & MINING--3.4%
        17,530   Breakwater Resources, Ltd.* ................            24,542
         8,390   Paladin Resources Limited* .................            36,706
           485   Phelps Dodge Corporation ...................            48,684
                                                                ---------------
                                                                        109,932
                                                                ---------------
                 MULTILINE RETAIL--.8%
           615   Federated Department Stores, Inc. ..........            27,005
                                                                ---------------
                 OIL & GAS--3.4%
           160   Denbury Resources Inc. * ...................             4,598
           250   Exxon Mobil Corporation ....................            17,855
         1,285   Sunoco, Inc. ...............................            84,977
                                                                ---------------
                                                                        107,430
                                                                ---------------
                 OIL AND GAS EXPLORATION SERVICES--2.2%
         4,615   Petrobank Energy and Resources Ltd.* .......            71,856
                                                                ---------------
                 PHARMACEUTICAL PREPARATIONS--1.0%
           714   Adams Respiratory Therapeutics, Inc.* ......            30,773
                                                                ---------------
                 PHARMACEUTICALS--3.1%
         1,185   Auxilium Pharmaceuticals Inc.* .............            14,931
         1,395   Salix Pharmaceuticals, Ltd.* ...............            18,595
         2,100   Schering-Plough Corporation ................            46,494
           350   Shire Plc ..................................            19,198
                                                                ---------------
                                                                         99,218
                                                                ---------------
                 RESTAURANTS--.9%
         1,045   McCormick & Schmick's Seafood Restaurants,
                    Inc.* ...................................            27,473
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER GREEN INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 ROAD & RAIL--.8%
           345   Burlington Northern Santa Fe Corporation ...            26,748
                                                                ---------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                    EQUIPMENT--4.8%
           840   Advanced Micro Devices, Inc.* ..............            17,867
         1,160   Marvell Technology Group Ltd.* .............            21,205
         1,975   Microsemi Corporation* .....................            38,710
         1,720   Tessera Technologies Inc.* .................            60,045
         1,100   Ultra Clean Holdings, Inc.* ................            14,355
                                                                ---------------
                                                                        152,182
                                                                ---------------
                 SOFTWARE--6.5%
           500   Adobe Systems Incorporated .................            19,125
           425   Citrix Systems, Inc.* ......................            12,550
         1,480   Microsoft Corporation ......................            42,491
         2,360   Symantec Corporation* ......................            46,822
         3,155   Synchronoss Technologies Inc. * ............            31,771
           260   THQ Inc. * .................................             7,818
         1,570   VeriFone Holdings Inc.* ....................            45,860
                                                                ---------------
                                                                        206,437
                                                                ---------------
                 SPECIALTY RETAIL--6.7%
           285   Abercrombie & Fitch Co. Cl. A ..............            21,845
           430   Best Buy Co., Inc. .........................            23,757
           360   CarMax, Inc.* ..............................            15,948
         2,805   Circuit City Stores, Inc. ..................            75,679
           670   Crocs, Inc.* ...............................            26,545
         1,010   Gamestop Corp. Cl. A* ......................            51,571
                                                                ---------------
                                                                        215,345
                                                                ---------------
                 TEXTILES, APPAREL & LUXURY GOODS--1.2%
           535   Polo Ralph Lauren Corporation Cl. A ........            37,985
                                                                ---------------
                 TEXTILES & APPAREL--.8%
         1,420   Iconix Brand Group, Inc.* ..................            26,469
                                                                ---------------
                 UTILITIES--1.1%
           570   Veolia Environnement .......................            34,884
                                                                ---------------
                 WIRELESS TELECOMMUNICATION SERVICES--6.8%
           590   America Movil S.A. de C.V. Series L ADR# ...            25,293
         3,253   American Tower Corporation Cl. A* ..........           117,173
           750   NII Holdings Inc. Cl. B* ...................            48,773
         1,345   Sprint Nextel Corporation ..................            25,139
                                                                ---------------
                                                                        216,378
                                                                ---------------
                 Total Common Stocks
                    (Cost $2,713,889) .......................         2,999,726
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER GREEN INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

   PRINCIPAL
    AMOUNT                                                           VALUE
--------------                                                  ---------------
                 SHORT-TERM INVESTMENTS--7.0%
                 U.S. AGENCY OBLIGATIONS
$      225,000   Federal National Mortgage Association,
                    4.95%, 11/1/06
                    (Cost $225,000) .........................   $       225,000
                                                                ---------------
Total Investments
   (Cost $2,938,889)(a) .............................   100.9%        3,224,726
Liabilities in Excess of Other Assets ...............     (.9)          (26,223)
                                                        -----   ---------------
Net Assets ..........................................   100.0%  $     3,198,503
                                                        =====   ===============

----------
*     Non-income producing securities.

#     American Depositary Receipts.

(a) At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,950,479 amounted to $274,247 which consisted of aggregate gross unrealized appreciation of $335,192 and aggregate gross unrealized depreciation of $60,945.

                       See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
ALGER TECHNOLOGY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS--94.1%
                 COMMERCIAL SERVICES & SUPPLIES--4.4%
         2,470   Net 1 UEPS Technologies, Inc.* .............   $        60,836
        10,880   Traffic.com, Inc.* .........................            58,534
                                                                ---------------
                                                                        119,370
                                                                ---------------
                 COMMUNICATION EQUIPMENT--9.0%
         3,865   Cisco Systems, Inc.* .......................            93,262
         2,340   Corning Incorporated* ......................            47,806
         1,945   Motorola, Inc. .............................            44,852
           480   Research In Motion Limited* ................            56,390
                                                                ---------------
                                                                        242,310
                                                                ---------------
                 COMPUTER SERVICES--1.0%
         3,310   Embarcadero Technologies, Inc.* ............            27,473
                                                                ---------------
                 COMPUTER SOFTWARE--1.0%
         1,395   Parametric Technology Corporation* .........            27,258
                                                                ---------------
                 COMPUTERS & PERIPHERALS--7.5%
         1,220   Apple Computer, Inc.* ......................            98,918
         4,325   EMC Corporation* ...........................            52,981
         1,400   Network Appliance, Inc. * ..................            51,100
                                                                ---------------
                                                                        202,999
                                                                ---------------
                 INFORMATION TECHNOLOGY SERVICES--4.9%
           485   Cognizant Technology Solutions Corporation
                    Cl. A* ..................................            36,511
         3,340   Kanbay International Inc.* .................            94,856
                                                                ---------------
                                                                        131,367
                                                                ---------------
                 INTERNET & CATALOG RETAIL--5.4%
         4,540   eBay Inc.* .................................           145,870
                                                                ---------------
                 INTERNET SOFTWARE & SERVICES--17.0%
         2,460   Allscripts Healthcare Solutions, Inc.* .....            58,031
         3,280   DealerTrack Holdings Inc.* .................            83,607
           205   Google Inc. Cl. A* .........................            97,660
         6,720   Omniture Inc.* .............................            61,018
         1,280   WebEx Communications, Inc.* ................            49,216
         1,975   WebSideStory, Inc.* ........................            25,774
         3,140   Yahoo! Inc. * ..............................            82,708
                                                                ---------------
                                                                        458,014
                                                                ---------------
                 LEISURE & ENTERTAINMENT--2.4%
         4,840   CKX, Inc.* .................................            66,308
                                                                ---------------
                 MEDIA--10.8%
         2,365   Cablevision Systems New York Group Cl. A* ..            65,723
         1,225   Clear Channel Communications, Inc.* ........            42,691
           295   DreamWorks Animation SKG, Inc. Cl. A* ......             7,803
         1,120   Focus Media Holding Limited ADR*# ..........            59,237
        14,485   Sirius Satellite Radio Inc.* ...............            55,478
         5,200   XM Satellite Radio Holdings Inc. Cl. A* ....            60,632
                                                                ---------------
                                                                        291,564
                                                                ---------------

THE ALGER INSTITUTIONAL FUNDS
ALGER TECHNOLOGY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2006

    SHARES                                                           VALUE
--------------                                                  ---------------
                 COMMON STOCKS (CONTINUED)
                 SEMICONDUCTOR CAPITAL EQUIPMENT--3.0%
         2,885   SIRF Technology Holdings, Inc.* ............   $        81,126
                                                                ---------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                    EQUIPMENT--6.4%
         3,110   Marvell Technology Group Ltd.* .............            56,851
         2,770   Microsemi Corporation* .....................            54,292
         1,770   Tessera Technologies Inc.* .................            61,791
                                                                ---------------
                                                                        172,934
                                                                ---------------
                 SOFTWARE--21.3%
         1,375   Adobe Systems Incorporated .................            52,594
         3,575   BEA Systems, Inc.* .........................            58,165
           715   Electronic Arts Inc.* ......................            37,816
         3,575   Microsoft Corporation ......................           102,638
         4,855   Oracle Corporation* ........................            89,672
         1,945   Quest Software, Inc. * .....................            28,650
         3,965   Symantec Corporation* ......................            78,666
         4,415   Synchronoss Technologies Inc. * ............            44,459
         2,960   Tibco Software Inc.* .......................            27,380
         1,895   VeriFone Holdings Inc.* ....................            55,353
                                                                ---------------
                                                                        575,393
                                                                ---------------
                 Total Common Stocks
                    (Cost $2,299,379) .......................         2,541,986
                                                                ---------------

   PRINCIPAL
    AMOUNT
--------------
                 SHORT-TERM INVESTMENTS--4.6%
                 U.S. AGENCY OBLIGATIONS
$      124,000   Federal National Mortgage Association,
                    4.95%, 11/1/06 (Cost $124,000) ..........           124,000
                                                                ---------------
Total Investments
   (Cost $2,423,379)(a) .............................    98.7%        2,665,986
Other Assets in Excess of Liabilities ...............     1.3            36,047
                                                        -----   ---------------
Net Assets ..........................................   100.0%  $     2,702,033
                                                        =====   ===============

----------
*     Non-income producing securities.

#     American Depositary Receipts.

(a) At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,494,537 amounted to $171,449 which consisted of aggregate gross unrealized appreciation of $335,345 and aggregate gross unrealized depreciation of $163,896.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER CORE FIXED-INCOME INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2006

   PRINCIPAL
    AMOUNT                                                           VALUE
--------------                                                  ---------------
                 SHORT-TERM INVESTMENTS--99.2%
                 U.S. AGENCY OBLIGATIONS
$    2,610,000   Federal National Mortgage Association,
                    4.95%, 11/1/06
                    (Cost $2,610,000) .......................   $     2,610,000
                                                                ---------------

Total Investments
   (Cost $2,610,000)(a) .............................    99.2%        2,610,000
Other Assets in Excess of Liabilities ...............      .8            21,079
                                                        -----   ---------------
Net Assets ..........................................   100.0%  $     2,631,079
                                                        =====   ===============

----------
(a) At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes was the same as the cost for financial reporting purposes.

                       See Notes to Financial Statements.

                      [This page intentionally left blank.]

THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006

                                                   LargeCap       SmallCap         MidCap
                                                    Growth         Growth          Growth
                                                     Fund           Fund            Fund
                                                 ------------   ------------   --------------
ASSETS:
Investments In securities, at value
   (Identified cost)*--see accompanying
   schedules of investments ..................   $111,612,156   $313,268,812   $1,401,878,182
Cash .........................................         16,915         17,031        1,898,811
Receivable for investment securities sold ....      5,834,358      6,599,681       90,925,098
Receivable for shares of beneficial
   interest sold .............................        222,261      2,743,405        1,241,482
Dividends and interest receivable ............         38,062         11,735          151,087
Receivable from Investment Manager
   --Note 3(a) ...............................             --             --               --
Prepaid Expenses .............................         37,835         60,395          296,765
                                                 ------------   ------------   --------------
   Total Assets ..............................    117,761,587    322,701,059    1,496,391,425
                                                 ------------   ------------   --------------
LIABILITIES:
Payable for investment securities purchased ..      5,758,350      6,923,692       96,753,934
Payable for shares of beneficial interest
   redeemed ..................................        139,809      1,535,439        5,139,109
Accured investment management fees ...........         72,972        204,677          958,161
Accured transfer agent fees ..................          9,060         44,687           30,731
Accured distribution fees ....................          2,331          3,323           18,880
Accured shareholder servicing fees ...........         24,324         46,119          299,425
Accured expenses .............................         47,639         81,862          336,242
                                                 ------------   ------------   --------------
   Total Liabilites ..........................      6,054,485      8,839,799      103,536,482
                                                 ------------   ------------   --------------
NET ASSETS ...................................   $111,707,102   $313,861,260   $1,392,854,943
                                                 ============   ============   ==============
Net assets Consist of:
   Paid in capital ...........................   $125,837,052   $336,948,552   $1,220,951,497
   Undistributed net investment income
     (accumulated loss) ......................             --             --               --
   Undistributed net realized gain
     (accumulated loss) ......................    (20,602,781)   (53,164,895)      86,473,038
   Net unrealized appreciation (depreciation)
     of investments ..........................      6,472,831     30,077,603       85,430,408
                                                 ------------   ------------   --------------
NET ASSETS ...................................   $111,707,102   $313,861,260   $1,392,854,943
                                                 ============   ============   ==============
Shares of beneficial interest
     outstanding--Note 6
   Class I ...................................      8,027,519     12,754,611       78,060,307
                                                 ============   ============   ==============
   Class R ...................................        411,972        340,000        2,557,653
                                                 ============   ============   ==============
Net Asset Value Per Share
   Class I ...................................   $      13.25   $      23.98   $        17.29
                                                 ============   ============   ==============
   Class R ...................................   $      13.04   $      23.58   $        16.95
                                                 ============   ============   ==============
* Identified Cost ............................   $105,139,325   $283,191,209   $1,316,447,774
                                                 ============   ============   ==============

                       See Notes to Financial Statements.

                                                     Capital                                                 Core
                                                  Appreciation    Balanced        Green     Technology   Fixed-Income
                                                      Fund          Fund          Fund         Fund          Fund
                                                 -------------   -----------   ----------   ----------   ------------
ASSETS:
Investments In securities, at value
   (Identified cost)*--see accompanying
   schedules of investments ..................   $ 173,263,870   $    45,802   $3,224,726   $2,665,986   $  2,610,000
Cash .........................................          17,764        12,728        8,136       54,591          4,056
Receivable for investment securities sold ....       4,904,438         4,496       41,943       23,828          5,207
Receivable for shares of beneficial
   interest sold .............................         689,043            --        3,729           --             --
Dividends and interest receivable ............          22,180           517          398          676             --
Receivable from Investment Manager
   --Note 3(a) ...............................              --        13,979       20,123       10,167         10,081
Prepaid Expenses .............................          45,980        14,012       14,477       14,363         14,473
                                                 -------------   -----------   ----------   ----------   ------------
   Total Assets ..............................     178,943,275        91,534    3,313,532    2,769,611      2,643,817
                                                 -------------   -----------   ----------   ----------   ------------
LIABILITIES:
Payable for investment securities purchased ..       6,900,437         3,451       86,496       53,739             --
Payable for shares of beneficial interest
   redeemed ..................................         422,645            --           --           --             --
Accured investment management fees ...........         125,129            88        2,058        1,952            863
Accured transfer agent fees ..................          10,213         5,283        5,262        5,419          5,354
Accured distribution fees ....................           2,581            29          318           43             45
Accured shareholder servicing fees ...........          36,803            29          686          574            575
Accured expenses .............................          54,007        15,436       20,209        5,851          5,901
                                                 -------------   -----------   ----------   ----------   ------------
   Total Liabilites ..........................       7,551,815        24,316      115,029       67,578         12,738
                                                 -------------   -----------   ----------   ----------   ------------
NET ASSETS ...................................   $ 171,391,460   $    67,218   $3,198,503   $2,702,033   $  2,631,079
                                                 =============   ===========   ==========   ==========   ============
Net assets Consist of:
   Paid in capital ...........................   $ 233,036,721   $   (39,331)  $2,567,370   $2,774,246   $  2,641,636
   Undistributed net investment income
     (accumulated loss) ......................              --        14,202           --           --            784
   Undistributed net realized gain
     (accumulated loss) ......................     (73,980,745)       89,578      345,296     (314,820)       (11,341)
   Net unrealized appreciation (depreciation)
     of investments ..........................      12,335,484         2,769      285,837      242,607             --
                                                 -------------   -----------   ----------   ----------   ------------
NET ASSETS ...................................   $ 171,391,460   $    67,218   $3,198,503   $2,702,033   $  2,631,079
                                                 =============   ===========   ==========   ==========   ============
Shares of beneficial interest
     outstanding--Note 6
   Class I ...................................      10,493,001             1      369,990      258,177        255,240
                                                 =============   ===========   ==========   ==========   ============
   Class R ...................................         385,751         8,866      116,158       10,000         10,306
                                                 =============   ===========   ==========   ==========   ============
Net Asset Value Per Share
   Class I ...................................   $       15.77   $      7.82   $     6.61   $    10.08   $       9.91
                                                 =============   ===========   ==========   ==========   ============
   Class R ...................................   $       15.47   $      7.58   $     6.48   $    10.04   $       9.90
                                                 =============   ===========   ==========   ==========   ============
* Identified Cost ............................   $ 160,928,386   $    43,033   $2,938,889   $2,423,379   $  2,610,000
                                                 =============   ===========   ==========   ==========   ============

THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS
For the year ended October 31, 2006

                                                   LargeCap       SmallCap         MidCap
                                                    Growth         Growth          Growth
                                                     Fund           Fund            Fund
                                                 ------------   ------------   --------------
INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding
     taxes*) .................................   $    993,505   $    282,102   $    5,622,807
   Interest ..................................        153,845        517,604        2,185,436
                                                 ------------   ------------   --------------
     Total Income ............................      1,147,350        799,706        7,808,243
                                                 ------------   ------------   --------------

Expenses:
   Management Fees--Note 3(a) ................        760,483      1,186,483       10,511,251
   Shareholder servicing fees--Note 3 (d) ....        253,494        274,051        3,284,766
   Custodian Fees ............................         47,971         37,349          131,930
   Transfer agent fees and expenses--
     Note 3 (e) ..............................         79,131        185,807          168,891
   Professional Fees .........................         26,534         43,237          264,194
   Printing fees .............................         18,798         47,553          268,767
   Distribution fees--Note 3(b) ..............         22,943         23,927          179,716
   Trustees fees .............................          1,780          2,337           23,056
   Interest expense ..........................            156          3,345           13,421
   Registration Fees .........................         23,747         36,747           30,159
   Miscellaneous .............................         14,421         16,836          154,505
                                                 ------------   ------------   --------------
                                                    1,249,458      1,857,672       15,030,656

Less, expense reimbursements Note 3(a) .......             --             --               --
                                                 ------------   ------------   --------------
   Total Expenses ............................      1,249,458      1,857,672       15,030,656
                                                 ------------   ------------   --------------
NET INVESTMENT INCOME (LOSS) .................       (102,108)    (1,057,966)      (7,222,413)
                                                 ------------   ------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on investments ...      4,639,319      9,465,333      100,431,744
   Net realized gain (loss) on foreign
     currency transactions ...................          1,752             --          (44,787)
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency translations ...................        398,233     21,907,507       13,901,396
                                                 ------------   ------------   --------------
   Net realized and unrealized gain (loss) on
     investments and foreign currency ........      5,039,304     31,372,840      114,288,353
                                                 ------------   ------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...............   $  4,937,196   $ 30,314,874   $  107,065,940
                                                 ============   ============   ==============
* Foreign withholding taxes                      $      1,428             --   $       33,292
                                                 ============   ============   ==============

----------
** Commenced operations March 1, 2006.

                        See Notes to Financial Statements.

                                                    Capital                                                  Core
                                                  Appreciation     Balanced      Green      Technology   Fixed-Income
                                                      Fund           Fund         Fund         Fund**       Fund**
                                                 -------------   -----------   ----------   ----------   ------------
INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding
     taxes*) .................................   $   1,145,643   $    10,999   $   13,099   $    2,829   $         --
   Interest ..................................         196,924        26,213        4,658        8,046        161,661
                                                 -------------   -----------   ----------   ----------   ------------
     Total Income ............................       1,342,567        37,212       17,757       10,875        161,661
                                                 -------------   -----------   ----------   ----------   ------------

Expenses:
   Management Fees--Note 3(a) ................       1,291,980        12,287       18,503       24,696         11,814
   Shareholder servicing fees--Note 3 (d) ....         379,994         4,096        6,168        7,263          7,876
   Custodian Fees ............................          47,414        38,187       37,282        4,306          4,184
   Transfer agent fees and expenses--
     Note 3 (e) ..............................          82,712        69,954       70,375       42,043         41,996
   Professional Fees .........................          33,468         8,843        7,734        3,411          3,572
   Printing fees .............................          34,403         1,624        5,824          306            361
   Distribution fees--Note 3(b) ..............          17,384           898        2,308          310            337
   Trustees fees .............................           2,669            31           55           50             54
   Interest expense ..........................           8,591            83          220          518             --
   Registration Fees .........................          23,542        23,541       23,559       23,443         23,443
   Miscellaneous .............................          22,894         1,715        1,774        1,549          1,559
                                                 -------------   -----------   ----------   ----------   ------------
                                                     1,945,051       161,259      173,802      107,895         95,196

Less, expense reimbursements Note 3(a) .......              --      (139,875)    (140,651)     (71,266)       (75,955)
                                                 -------------   -----------   ----------   ----------   ------------
   Total Expenses ............................       1,945,051        21,384       33,151       36,629         19,241
                                                 -------------   -----------   ----------   ----------   ------------
NET INVESTMENT INCOME (LOSS) .................        (602,484)       15,828      (15,394)     (25,754)       142,420
                                                 -------------   -----------   ----------   ----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on investments ...      28,626,224        94,353      361,216     (314,820)       (11,341)
   Net realized gain (loss) on foreign
     currency transactions ...................          (3,355)          (23)         (18)          --             --
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency translations ...................      (2,086,159)      (64,495)      78,477      242,607             --
                                                 -------------   -----------   ----------   ----------   ------------
   Net realized and unrealized gain (loss) on
     investments and foreign currency ........      26,536,710        29,835      439,675      (72,213)       (11,341)
                                                 -------------   -----------   ----------   ----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...............   $  25,934,226   $    45,663   $  424,281   $  (97,967)  $    131,079
                                                 =============   ===========   ==========   ==========   ============
* Foreign withholding taxes                      $       1,678   $        16   $       35           --             --
                                                 =============   ===========   ==========   ==========   ============

                                                                            -56-
THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      LargeCap
                                                                       Growth
                                                                        Fund
                                                           -----------------------------
                                                              For the         For the
                                                            Year Ended      Year Ended
                                                            October 31,     October 31,
                                                                2006           2005
                                                           -------------   -------------
Net investment income (loss) ...........................   $    (102,108)  $     274,397
Net realized gain on investments and foreign
   currency transactions ...............................       4,641,071      13,970,405
Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations ...............................         398,233        (267,665)
                                                           -------------   -------------
Net increase in net assets
   resulting from operations ...........................       4,937,196      13,977,137
                                                           -------------   -------------
Dividends and distributions to shareholders from:
   Net investment income
   Class I .............................................        (274,583)             --
   Class R .............................................              --              --
   Net realized gains
   Class I .............................................              --              --
   Class R .............................................              --              --
                                                           -------------   -------------
Total dividends and distributions to shareholders ......        (274,583)             --
                                                           -------------   -------------
Increase (decrease) from shares
   of beneficial interest transactions:
   Class I .............................................      15,167,055     (14,888,992)
   Class R .............................................       1,326,484         871,501
                                                           -------------   -------------
Net increase (decrease) from shares
   of beneficial interest transactions--Note 6 .........      16,493,539     (14,017,491)
                                                           -------------   -------------
   Total increase (decrease) ...........................      21,156,152         (40,354)
Net Assets:
   Beginning of year ...................................      90,550,950      90,591,304
                                                           -------------   -------------
   End of year .........................................   $ 111,707,102   $  90,550,950
                                                           =============   =============
Undistributed net investment income
   (accumulated loss) ..................................              --   $     274,397
                                                           =============   =============

                       See Notes to Financial Statements.

                                                                       SmallCap                               MidCap
                                                                        Growth                                Growth
                                                                         Fund                                  Fund
                                                          ----------------------------------    ----------------------------------
                                                              For the            For the            For the            For the
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            October 31,        October 31,        October 31,        October 31,
                                                                2006              2005                2006              2005
                                                          ---------------    ---------------    ---------------    ---------------
Net investment income (loss) ..........................   $    (1,057,966)   $      (520,700)   $    (7,222,413)   $    (6,585,119)
Net realized gain on investments and foreign
   currency transactions ..............................         9,465,333         12,443,285        100,386,957        128,514,342
Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations ..............................        21,907,507          3,593,847         13,901,396         18,827,371
                                                          ---------------    ---------------    ---------------    ---------------
Net increase in net assets
   resulting from operations ..........................        30,314,874         15,516,432        107,065,940        140,756,594
                                                          ---------------    ---------------    ---------------    ---------------
Dividends and distributions to shareholders from:
   Net investment income
   Class I ............................................                --                 --                 --                 --
   Class R ............................................                --                 --                 --                 --
   Net realized gains
   Class I ............................................                --                 --       (120,622,354)       (14,080,915)
   Class R ............................................                --                 --         (2,632,250)          (225,450)
                                                          ---------------    ---------------    ---------------    ---------------
Total dividends and distributions to shareholders .....                --                 --       (123,254,604)       (14,306,365)
                                                          ---------------    ---------------    ---------------    ---------------
Increase (decrease) from shares
   of beneficial interest transactions:
   Class I ............................................       205,029,616        (13,839,314)       271,608,898        129,721,799
   Class R ............................................         4,805,444          1,962,273         21,821,311          8,168,446
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) from shares
   of beneficial interest transactions--Note 6 ........       209,835,060        (11,877,041)       293,430,209        137,890,245
                                                          ---------------    ---------------    ---------------    ---------------
   Total increase (decrease) ..........................       240,149,934          3,639,391        277,241,545        264,340,474
Net Assets:
   Beginning of year ..................................        73,711,326         70,071,935      1,115,613,398        851,272,924
                                                          ---------------    ---------------    ---------------    ---------------
   End of year ........................................   $   313,861,260    $    73,711,326    $ 1,392,854,943    $ 1,115,613,398
                                                          ===============    ===============    ===============    ===============
Undistributed net investment income
   (accumulated loss) .................................                --                 --                 --                 --
                                                          ===============    ===============    ===============    ===============

THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Capital
                                                                   Appreciation
                                                                       Fund
                                                           -----------------------------
                                                              For the         For the
                                                            Year Ended       Year Ended
                                                            October 31,     October 31,
                                                               2006             2005
                                                           -------------   -------------
Net investment income (loss) ...........................   $    (602,484)  $      46,145
Net realized gain (loss) on investments and foreign
   currency transactions ...............................      28,622,869      20,951,677
Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations ...............................      (2,086,159)      2,819,558
                                                           -------------   -------------
Net increase (decrease) in net assets resulting
   from operations .....................................      25,934,226      23,817,380
                                                           -------------   -------------
Dividends and distributions to shareholders from:
   Net investment income
   Class I .............................................         (46,486)             --
   Class R .............................................              --              --
   Net realized gains
   Class I .............................................              --              --
   Class R .............................................              --              --
                                                           -------------   -------------
Total dividends and distributions to shareholders ......         (46,486)             --
                                                           -------------   -------------
Increase (decrease) from shares
   of beneficial interest transactions:
   Class I .............................................      11,370,464     (19,901,503)
   Class R .............................................       4,414,281         208,163
                                                           -------------   -------------
Net increase (decrease) from shares
   of beneficial interest transactions--Note 6 .........      15,784,745     (19,693,340)
                                                           -------------   -------------
   Total increase (decrease) ...........................      41,672,485       4,124,040
Net Assets:
   Beginning of period .................................     129,718,975     125,594,935
                                                           -------------   -------------
   End of period .......................................   $ 171,391,460   $ 129,718,975
                                                           =============   =============
Undistributed net investment income
   (accumulated loss) ..................................              --   $      46,145
                                                           =============   =============

----------
*     Commenced operations March 1, 2006.

                       See Notes to Financial Statements.

                                                                                                                           Core
                                                             Balanced                   Green             Technology   Fixed-Income
                                                               Fund                      Fund                Fund*        Fund*
                                                     ------------------------  ------------------------  ------------  ------------
                                                       For the      For the     For the      For the       For the       For the
                                                     Year Ended   Year Ended   Year Ended   Year Ended   Period Ended  Period Ended
                                                     October 31,  October 31,  October 31,  October 31,   October 31,   October 31,
                                                         2006         2005         2006        2005          2006          2006
                                                     -----------  -----------  -----------  -----------  -----------   ------------
Net investment income (loss) ......................  $    15,828  $    14,180  $   (15,394) $    (5,952) $   (25,754)  $    142,420
Net realized gain (loss) on investments
   and foreign currency transactions ..............       94,330      147,670      361,198      209,975     (314,820)       (11,341)
Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations ..........................      (64,495)      (4,164)      78,477       85,690      242,607             --
                                                     -----------  -----------  -----------  -----------  -----------   ------------
Net increase (decrease) in net assets resulting
   from operations ................................       45,663      157,686      424,281      289,713      (97,967)       131,079
                                                     -----------  -----------  -----------  -----------  -----------   ------------
Dividends and distributions to shareholders from:
   Net investment income
   Class I ........................................      (11,462)     (12,752)          --           --           --       (138,607)
   Class R ........................................         (566)      (1,011)          --           --           --         (3,029)
   Net realized gains
   Class I ........................................     (117,795)     (35,778)    (161,550)     (56,378)          --             --
   Class R ........................................      (15,855)      (4,123)     (41,659)      (7,512)          --             --
                                                     -----------  -----------  -----------  -----------  -----------   ------------
Total dividends and distributions to
   shareholders ...................................     (145,678)     (53,664)    (203,209)     (63,890)          --       (141,636)
                                                     -----------  -----------  -----------  -----------  -----------   ------------
Increase (decrease) from shares
   of beneficial interest transactions:
   Class I ........................................   (1,458,018)      20,615      775,455       34,899    2,700,000      2,538,607
   Class R ........................................     (123,131)      23,053      342,318      214,520      100,000        103,029
                                                     -----------  -----------  -----------  -----------  -----------   ------------
Net increase (decrease) from shares
   of beneficial interest transactions--Note 6 ....   (1,581,149)      43,668    1,117,773      249,419    2,800,000      2,641,636
                                                     -----------  -----------  -----------  -----------  -----------   ------------
   Total increase (decrease) ......................   (1,681,164)     147,690    1,338,845      475,242    2,702,033      2,631,079
Net Assets:
   Beginning of period ............................    1,748,382    1,600,692    1,859,658    1,384,416           --             --
                                                     -----------  -----------  -----------  -----------  -----------   ------------
   End of period ..................................  $    67,218  $ 1,748,382  $ 3,198,503  $ 1,859,658  $ 2,702,033   $  2,631,079
                                                     ===========  ===========  ===========  ===========  ===========   ============
Undistributed net investment income
   (accumulated loss) .............................           --           --           --           --           --             --
                                                     ===========  ===========  ===========  ===========  ===========   ============

THE ALGER INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Income from
                                                    Investment Operations
                                                  -------------------------
                                                                   Net
                                                               Realized and
                                       Net Asset      Net       Unrealized     Total      Dividend   Distributions
                                         Value,    Investment      Gain         from      from Net       from
                                       Beginning     Income     (Loss) on    Investment  Investment  Net Realized
                                       of Period  (Loss)(iii)   Investments  Operations    Income        Gains
                                      ----------  -----------  ------------  ----------  ----------  -------------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (I)

CLASS I
Year ended 10/31/06 ...............     $ 12.56     $ (0.01)     $   0.74     $   0.73   $   (0.04)    $     --
Year ended 10/31/05 ...............       10.86        0.04          1.66         1.70          --           --
Year ended 10/31/04 ...............       10.71       (0.06)         0.21         0.15          --           --
Year ended 10/31/03 ...............        8.70       (0.03)         2.04         2.01          --           --
Year ended 10/31/02 ...............       11.63       (0.03)        (2.90)       (2.93)         --           --

CLASS R
Year ended 10/31/06 ...............     $ 12.39     $ (0.08)     $   0.73     $   0.65   $      --     $     --
Year ended 10/31/05 ...............       10.76       (0.03)         1.66         1.63          --           --
Year ended 10/31/04 ...............       10.66       (0.12)         0.22         0.10          --           --
From 1/27/03 to 10/31/03(ii)(iv) ..        8.12       (0.06)         2.60         2.54          --           --

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $ 19.97     $ (0.16)     $   4.17     $   4.01   $      --     $     --
Year ended 10/31/05 ...............       16.07       (0.14)         4.04         3.90          --           --
Year ended 10/31/04 ...............       15.10       (0.16)         1.13         0.97          --           --
Year ended 10/31/03 ...............       10.97       (0.12)         4.25         4.13          --           --
Year ended 10/31/02 ...............       13.35       (0.13)        (2.25)       (2.38)         --           --

CLASS R
Year ended 10/31/06 ...............     $ 19.74     $ (0.28)     $   4.12     $   3.84   $      --     $     --
Year ended 10/31/05 ...............       15.93       (0.22)         4.03         3.81          --           --
Year ended 10/31/04 ...............       15.05       (0.25)         1.13         0.88          --           --
From 1/27/03 to 10/31/03(ii)(iv) ..       10.72       (0.14)         4.47         4.33          --           --

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $ 17.57     $ (0.09)     $   1.69     $   1.60   $      --     $  (1.88)
Year ended 10/31/05 ...............       15.38       (0.11)         2.55         2.44          --        (0.25)
Year ended 10/31/04 ...............       14.78       (0.13)         0.73         0.60          --           --
Year ended 10/31/03 ...............       10.76       (0.11)         4.13         4.02          --           --
Year ended 10/31/02 ...............       13.34       (0.10)        (2.48)       (2.58)         --           --

CLASS R
Year ended 10/31/06 ...............     $ 17.34     $ (0.18)     $   1.67     $   1.49   $      --     $  (1.88)
Year ended 10/31/05 ...............       15.25       (0.19)         2.53         2.34          --        (0.25)
Year ended 10/31/04 ...............       14.73       (0.21)         0.73         0.52          --           --
From 1/27/03 to 10/31/03(ii)(iv) ..       10.25       (0.14)         4.62         4.48          --           --

----------
(i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Fund was the Alger Growth Retirement Portfolio.

(ii)     Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)     Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.

                                                                                             Ratios/Supplemental Data
                                                                              ----------------------------------------------------
                                                                                   Net        Ratio of   Ratio of Net
                                                       Net                       Assets,      Expenses    Investment
                                                      Asset                      End of          to         Income
                                                     Value,                      Period        Average     (Loss) to    Portfolio
                                         Total       End of        Total         (000's          Net        Average      Turnover
                                     Distributions   Period       Return        omitted)        Assets     Net Assets      Rate
                                     -------------  -------       ------      -----------     --------   -------------  ----------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (I)

CLASS I
Year ended 10/31/06 ...............     $ (0.04)    $ 13.25          5.8%     $   106,335       1.21%       (0.08)%       322.72%
Year ended 10/31/05 ...............          --       12.56         15.7           86,725       1.08         0.31         249.06
Year ended 10/31/04 ...............          --       10.86          1.4           88,098       1.13        (0.51)        191.48
Year ended 10/31/03 ...............          --       10.71         23.1           91,588       1.14        (0.31)        255.49
Year ended 10/31/02 ...............          --        8.70        (25.2)         108,660       1.14        (0.24)        202.07

CLASS R
Year ended 10/31/06 ...............     $    --     $ 13.04          5.3%     $     5,372       1.71%       (0.59)%       322.72%
Year ended 10/31/05 ...............          --       12.39         15.2            3,826       1.57        (0.29)        249.06
Year ended 10/31/04 ...............          --       10.76          0.9            2,493       1.64        (1.05)        191.48
From 1/27/03 to 10/31/03(ii)(iv) ..          --       10.66         31.3              133       1.62        (0.84)        255.49

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $    --     $ 23.98         20.1%     $   305,843       1.31%       (0.74)%        88.67%
Year ended 10/31/05 ...............          --       19.97         24.3           71,224       1.20        (0.77)        116.16
Year ended 10/31/04 ...............          --       16.07          6.4           69,788       1.25        (1.03)        135.80
Year ended 10/31/03 ...............          --       15.10         37.7           93,300       1.24        (0.99)        139.97
Year ended 10/31/02 ...............          --       10.97        (17.8)          62,780       1.25        (1.01)        138.01

CLASS R
Year ended 10/31/06 ...............     $    --     $ 23.58         19.5%     $     8,018       1.83%       (1.26)%        88.67%
Year ended 10/31/05 ...............          --       19.74         23.9            2,487       1.68        (1.20)        116.16
Year ended 10/31/04 ...............          --       15.93          5.8              284       1.75        (1.55)        135.80
From 1/27/03 to 10/31/03(ii)(iv) ..          --       15.05         40.4               70       1.74        (1.49)        139.97

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $ (1.88)    $ 17.29          9.5%     $ 1,349,500       1.13%       (0.54)%       253.59%
Year ended 10/31/05 ...............       (0.25)      17.57         16.0        1,093,486       1.10        (0.64)        237.74
Year ended 10/31/04 ...............          --       15.38          4.1          839,273       1.15        (0.87)        190.93
Year ended 10/31/03 ...............          --       14.78         37.4          540,742       1.17        (0.89)        217.33
Year ended 10/31/02 ...............          --       10.76        (19.3)         215,727       1.17        (0.81)        284.69

CLASS R
Year ended 10/31/06 ...............     $ (1.88)    $ 16.95          9.0%     $    43,355       1.63%       (1.05)%       253.59%
Year ended 10/31/05 ...............       (0.25)      17.34         15.4           22,127       1.60        (1.15)        237.74
Year ended 10/31/04 ...............          --       15.25          3.5           12,000       1.65        (1.37)        190.93
From 1/27/03 to 10/31/03(ii)(iv) ..          --       14.73         43.7              790       1.66        (1.40)        217.33

THE ALGER INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          Income from
                                                     Investment Operations
                                                   -------------------------
                                                                     Net
                                                                Realized and
                                       Net Asset       Net       Unrealized       Total      Dividends   Distributions
                                        Value,     Investment       Gain          from       from Net        from
                                       Beginning     Income       (Loss) on    Investment   Investment    Net Realized
                                       of Period   (Loss)(iii)   Investments   Operations     Income         Gains
                                       ---------   -----------  ------------   ----------   ----------   -------------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $ 13.28     $  (0.06)      $ 2.55        $ 2.49      $     --       $     --
Year ended 10/31/05 ...............       11.05           --         2.23          2.23            --             --
Year ended 10/31/04 ...............       11.06        (0.10)        0.09         (0.01)           --             --
Year ended 10/31/03 ...............        8.97        (0.06)        2.15          2.09            --             --
Year ended 10/31/02 ...............       11.66        (0.08)       (2.61)        (2.69)           --             --

CLASS R
Year ended 10/31/06 ...............     $ 13.09     $  (0.15)      $ 2.53        $ 2.38      $     --       $     --
Year ended 10/31/05 ...............       10.95        (0.06)        2.20          2.14            --             --
Year ended 10/31/04 ...............       11.01        (0.16)        0.10         (0.06)           --             --
From 1/27/03 to 10/31/03(ii)(iv) ..        8.36        (0.08)        2.73          2.65            --             --

ALGER BALANCED INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $  7.99     $   0.08      $  0.42        $ 0.50      $  (0.06)      $  (0.61)
Year ended 10/31/05 ...............        7.50         0.07         0.67          0.74         (0.07)         (0.18)
Year ended 10/31/04 ...............        7.41         0.02         0.07          0.09            --             --
Year ended 10/31/03 ...............        6.67        (0.01)        0.75          0.74            --             --
Year ended 10/31/02 ...............        8.20        (0.39)       (1.14)        (1.53)           --             --

CLASS R
Year ended 10/31/06 ...............     $  7.90     $   0.05      $  0.26        $ 0.31      $  (0.02)      $  (0.61)
Year ended 10/31/05 . .............        7.43         0.03         0.67          0.70         (0.05)         (0.18)
Year ended 10/31/04 ...............        7.38        (0.02)        0.07          0.05            --             --
From 1/27/03 to 10/31/03(ii)(iv) ..        6.43        (0.04)        0.99          0.95            --             --

ALGER GREEN INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $  6.17     $  (0.03)      $ 1.13        $ 1.10      $     --       $  (0.66)
Year ended 10/31/05 . .............        5.37        (0.01)        1.05          1.04            --          (0.24)
Year ended 10/31/04 ...............        5.38        (0.05)        0.07          0.02            --          (0.03)
Year ended 10/31/03 ...............        4.43        (0.09)        1.04          0.95            --             --
Year ended 10/31/02 ...............        6.37        (0.77)       (1.17)        (1.94)           --             --

CLASS R
Year ended 10/31/06 ...............     $  6.09     $  (0.06)      $ 1.11        $ 1.05      $     --       $  (0.66)
Year ended 10/31/05 ...............        5.34        (0.05)        1.04          0.99            --          (0.24)
Year ended 10/31/04 ...............        5.37        (0.08)        0.08            --            --          (0.03)
From 1/27/03 to 10/31/03(ii)(iv) ..        4.13        (0.08)        1.32          1.24            --             --

----------
(ii)     Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)     Ratios have been annualized; total return has not been annualized.

(v)      Amount has been reduced by 1.01% due to expense reimbursement.

(vi)     Amount has been reduced by 0.80% due to expense reimbursement.

(vii)    Amount has been reduced by 1.00% due to expense reimbursement.

(viii)   Amount has been reduced by 0.81% due to expense reimbursement.

(ix)     Amount has been reduced by 0.90% due to expense reimbursement.

(x)      Amount has been reduced by 0.75% due to expense reimbursement.

(xi)     Amount has been reduced by 0.94% due to expense reimbursement.

                       See Notes to Financial Statements.

                                                                                         Ratios/Supplemental Data
                                                                            ----------------------------------------------------
                                                                                Net         Ratio of     Ratio of Net
                                                          Net                 Assets,       Expenses      Investment
                                                         Asset                End of           to           Income
                                                         Value,               Period         Average      (Loss) to    Portfolio
                                           Total        End of    Total       (000's           Net         Average     Turnover
                                       Distributions    Period    Return     omitted)        Assets       Net Assets     Rate
                                       -------------   -------    ------    ---------       --------     ------------  ---------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $     --       $ 15.77     18.7%    $ 165,422        1.27%         (0.38)%      225.25%
Year ended 10/31/05 ...............           --         13.28     20.2       128,646        1.17           0.04        148.91
Year ended 10/31/04 ...............           --         11.05     (0.1)      124,889        1.23          (0.87)       160.00
Year ended 10/31/03 ...............           --         11.06     23.3       160,569        1.23          (0.59)       187.72
Year ended 10/31/02 ...............           --          8.97    (23.1)      132,010        1.23          (0.73)       180.39

CLASS R
Year ended 10/31/06 ...............     $     --       $ 15.47     18.2%    $   5,969        1.79%          (0.9)%      225.25%
Year ended 10/31/05 ...............           --         13.09     19.5         1,073        1.67          (0.51)       148.91
Year ended 10/31/04 ...............           --         10.95     (0.5)          706        1.73          (1.39)       160.00
From 1/27/03 to 10/31/03(ii)(iv) ..           --         11.01     31.7            66        1.72          (1.01)       187.72

ALGER BALANCED INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $  (0.67)      $  7.82      4.5%    $      --(xvii)  1.25%(xiii)    1.01%       299.37%
Year ended 10/31/05 ...............        (0.25)         7.99     10.1         1,548        1.25(vi)       0.90        211.26
Year ended 10/31/04 ...............           --          7.50      1.3         1,435        1.35(v)        0.28        184.21
Year ended 10/31/03 ...............           --          7.41     11.1         1,409        2.00          (0.15)       149.42
Year ended 10/31/02 ...............           --          6.67    (18.7)          225        6.72          (5.21)       321.89

CLASS R
Year ended 10/31/06 ...............     $  (0.63)      $  7.58      3.9%    $      67        1.75%(xiv)     0.62%       299.37%
Year ended 10/31/05 ...............        (0.23)         7.90      9.6           200        1.75(viii)    (0.38)       211.26
Year ended 10/31/04 ...............           --          7.43      0.7           166        1.82(vii)     (0.28)       184.21
From 1/27/03 to 10/31/03(ii)(iv) ..           --          7.38     14.8            58        2.56          (0.74)       149.42

ALGER GREEN INSTITUTIONAL FUND

CLASS I
Year ended 10/31/06 ...............     $  (0.66)      $  6.61     19.1%    $   2,446        1.25%(xv)     (0.53)%      209.65%
Year ended 10/31/05 ...............        (0.24)         6.17     19.8         1,505        1.25(x)       (0.25)       152.60
Year ended 10/31/04 ...............        (0.03)         5.37      0.3         1,277        1.34(ix)      (1.04)       166.03
Year ended 10/31/03 ...............           --          5.38     21.4         1,277        2.26          (1.69)       187.82
Year ended 10/31/02 ...............           --          4.43    (30.5)           46       13.48         (13.17)       205.83

CLASS R
Year ended 10/31/06 ...............     $  (0.66)      $  6.48     18.4%    $     753        1.75%(xvi)    (1.04)%      209.65%
Year ended 10/31/05 ...............        (0.24)         6.09     18.9           355        1.75(xii)     (0.97)       152.60
Year ended 10/31/04 ...............        (0.03)         5.34     (0.1)          107        1.83(xi)      (1.53)       166.03
From 1/27/03 to 10/31/03(ii)(iv) ..           --          5.37     30.0            66        2.92          (2.29)       187.82

-----------
(xii)    Amount has been reduced by 0.73% due to expense reimbursement.

(xiii)   Amount has been reduced by 7.95% due to expense reimbursement.

(xiv)    Amount has been reduced by 13.24% due to expense reimbursement.

(xv)     Amount has been reduced by 5.79% due to expense reimbursement.

(xvi)    Amount has been reduced by 1.75% due to expense reimbursement.

(xvii)   Amount is less than $1,000.00.

THE ALGER INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           Income from
                                                      Investment Operations
                                                    --------------------------
                                                                      Net
                                                                  Realized and
                                        Net Asset       Net        Unrealized      Total       Dividends
                                          Value,     Investment       Gain          from       from Net
                                        Beginning      Income      (Loss) on     Investment   Investment
                                        of Period   (Loss)(iii)   Investments    Operations     Income
                                        ---------   -----------   ------------   ----------   ----------
ALGER TECHNOLOGY INSTITUTIONAL FUND

CLASS I
From 3/1/06 to 10/31/06(i)(ii) ....       $10.00      $ (0.06)       $ 0.14        $ 0.08       $   --

CLASS R
From 3/1/06 to 10/31/06(i)(ii) ....       $10.00      $ (0.09)       $ 0.13        $ 0.04       $   --

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

CLASS I
From 3/1/06 to 10/31/06(i)(ii) ....       $10.00       $ 0.32        $(0.08)       $ 0.24       $(0.33)

CLASS R
From 3/1/06 to 10/31/06(i)(ii) ....       $10.00       $ 0.27        $(0.06)       $ 0.21       $(0.31)

----------
(i)      Commenced operations March 1, 2006.

(ii)     Ratios have been annualized; total return has not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)     Amount has been reduced by 2.45% due to expense reimbursement.

(v)      Amount has been reduced by 2.41% due to expense reimbursement.

                       See Notes to Financial Statements.

                                                              Net    Ratio of     Ratio of Net
                                         Net                Assets,  Expenses      Investment
                                        Asset               End of      to           Income
                                        Value,              Period    Average       (Loss) to     Portfolio
                                        End of     Total    (000's      Net          Average      Turnover
                                        Period    Return   omitted)    Assets       Net Assets      Rate
                                        ------    ------   -------   --------     -------------   ---------
ALGER TECHNOLOGY INSTITUTIONAL FUND

CLASS I
From 3/1/06 to 10/31/06(i)(ii) ....     $10.08     0.8%    $ 2,602     1.25%(iv)      (0.88)%     144.96%

CLASS R
From 3/1/06 to 10/31/06(i)(ii) ....     $10.04     0.4%    $   100     1.75%(iv)      (1.38)%     144.96%

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

CLASS I
From 3/1/06 to 10/31/06(i)(ii) ....     $ 9.91     2.5%    $ 2,529     0.60%(v)        4.53%      279.74%

CLASS R
From 3/1/06 to 10/31/06(i)(ii) ....     $ 9.90     2.0%    $   102     1.10%(v)        4.00%      279.74%

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:

      The Alger Institutional Funds (formerly The Alger Institutional Fund) (the "Trust"), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in eight funds--LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund, Balanced Fund, Green Fund, Technology Fund and Core Fixed-Income Fund (collectively, the "Funds" or individually, each a "Fund"). Prior to October 19, 2006, the Socially Responsible Growth Fund was renamed the Alger Green Institutional Fund. The LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund, Green Fund and Technology Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Fund's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed-income securities. The Core Fixed-Income Fund's investment objective is current income consistent with the preservation of capital value, which it seeks by investing in fixed-income securities.

      Each Fund offers Class I and Class R shares. Class R shares were first offered January 27, 2003. Each class has identical rights to assets and earnings except that only Class R shares have a plan of distribution and bear the related expenses.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Funds are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities listed on foreign exchanges are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there be no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

      Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Normally, developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Eastern time) will not be reflected in the Fund's net asset value. However, if it be determined that such developments are so significant that they will materially affect the values of the Funds' securities, the Funds may adjust the previous closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

      Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

      In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006 the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

      Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) REPURCHASE AGREEMENTS: The Funds enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government and agency securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Funds. Additional collateral is obtained when necessary.

      (e) LENDING OF FUND SECURITIES: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund's total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. There were no securities on loan during the year ended October 31, 2006.

(f) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date. With respect to all Funds, dividends from net investment income and distributions from net realized gains, offset by any loss carry forward, are declared and paid annually after the end of the fiscal year in which earned.

      Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and amortization adjustments on debt securities. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

(g) FEDERAL INCOME TAXES: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Fund maintains such compliance, no federal income

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(h) ALLOCATION METHODS: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, are allocated among the Fund's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class R shares.

(i) INDEMNIFICATION: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(j) OTHER: These financial statements have been prepared in accordance with U.S. generally accepted accounting principles, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION FEES: Prior to September 12, 2006, Fred Alger Management, Inc. ("Alger Management") provided both advisory services and administrative services to each Fund pursuant to a separate investment management agreement with each Fund. Effective September 12, 2006, the services provided by Alger Management to each Fund were bifurcated into two separate agreements--an investment advisory agreement and an administration agreement. Fees for these services incurred by each Fund, pursuant to the relevant agreement, are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                              MANAGEMENT FEE        ADVISORY FEE      ADMINISTRATION FEE
                                  THROUGH            EFFECTIVE             EFFECTIVE
                            SEPTEMBER 11, 2006   SEPTEMBER 12, 2006   SEPTEMBER 12, 2006
                            ------------------   ------------------   ------------------
LargeCap Growth Fund .......       .750%                .710%                 .04%
SmallCap Growth Fund .......       .850                 .810                  .04
MidCap Growth Fund .........       .800                 .760                  .04
Capital Appreciation Fund ..       .850                 .810                  .04
Balanced Fund ..............       .750                 .710                  .04
Green Fund .................       .750                 .710                  .04
Technology Fund ............       .850                 .810                  .04
Core Fixed-Income Fund .....       .375                 .335                  .04

      Alger Management has established an expense cap for the Balanced Fund and the Green Fund effective March 1, 2004 and for the Technology Fund and the Core Fixed-Income Fund effective March 1, 2006. Alger Management will reimburse the Balanced Fund, Green Fund and the Technology Fund if annualized operating expenses exceed 1.25% and 1.75% for Class I shares and Class R shares, respectively, and will reimburse the Core Fixed-Income Fund if annualized operating expenses exceed .60% and 1.10% for Class I shares and Class R shares, respectively, of average daily net assets. For the year ended October 31, 2006, Alger Management reimbursed the Balanced Fund, the Green Fund, the Technology Fund and the Core Fixed-Income Fund $139,875, $140,651, $71,266 and $75,955,
respectively. Alger Management has contractually agreed to extend the expense cap through February 28, 2007.

(b) DISTRIBUTION FEES: Class R shares: The Funds have adopted a Distribution Plan pursuant to which Class R shares of each Fund pays Fred Alger & Company, Incorporated, the Trust's distributor (the "Distributor") and an affiliate of Alger Management, a fee at the annual rate of .50% of the respective average daily net assets of the Class R shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) BROKERAGE COMMISSIONS: During the year ended October 31, 2006, the LargeCap Growth Fund, the SmallCap Growth Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Balanced Fund, the Green Fund and the Technology Fund paid the Distributor commissions of $378,136, $203,537, $3,575,887, $378,403,
$4,485, $5,833 and $4,804 respectively, in connection with securities transactions.

(d) SHAREHOLDER ADMINISTRATIVE FEES: The Trust has entered into a shareholder administrative services agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent ("BFDS") and other related services. During the year

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ended October 31, 2006, the LargeCap Growth Fund, the SmallCap Growth Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Balanced Fund, Green Fund, Technology Fund and the Core Fixed-Income Fund incurred fees of $269, $27,318, $5,878, $547, $15, $117, $5 and $5 respectively, for these services provided by Alger Services.

(e) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Trust are directors and officers of Alger Management, the Distributor and Alger Services. The Trust pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000. At October 31, 2006, Alger Management and its affiliates owned 4,815 shares, 270,956 shares, 268,177 shares and 265,546 shares of the SmallCap Growth Fund, the Green Fund, the Technology Fund and the Core Fixed-Income Fund, respectively.

NOTE 4--SECURITIES TRANSACTIONS:

      The following summarizes the securities transactions by the Funds, other than short-term securities, for the year ended October 31, 2006:

                                                   PURCHASES           SALES
                                                ---------------   --------------
LargeCap Growth Fund ........................   $   334,447,924   $  316,570,095
SmallCap Growth Fund ........................       311,447,986      119,090,953
MidCap Growth Fund ..........................     3,382,197,587    3,192,133,467
Capital Appreciation Fund ...................       348,298,911      331,992,824
Balanced Fund ...............................         4,154,979        5,810,283
Green Fund ..................................         5,620,408        4,835,422
Technology Fund .............................         8,334,323        5,720,124
Core Fixed-Income Fund ......................        10,280,663       10,273,246

NOTE 5--LINES OF CREDIT:

      The Trust participates in committed lines of credit with other mutual funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand.

      With the exception of the Capital Appreciation Fund and the Technology Fund, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes. The Capital Appreciation Fund and the Technology Fund, may each borrow under these lines up to 1/3 of the value of their assets, to purchase additional securities. To the extent the Capital Appreciation Fund or the Technology Fund borrow under these lines, they must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2006, the Trust had the following borrowings:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                     AVERAGE    WEIGHTED AVERAGE
                                                    BORROWING    INTEREST RATE
                                                    ---------   ----------------
LargeCap Growth Fund ............................   $   3,126         4.90%
SmallCap Growth Fund ............................      64,970         5.15
MidCap Growth Fund ..............................     233,625         5.59
Capital Appreciation Fund .......................     157,534         5.42
Balanced Fund ...................................       1,407         5.91
Green Fund ......................................       3,709         5.93
Technology Fund .................................       8,726         5.94

NOTE 6--SHARE CAPITAL:

      The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into two separate classes.

      During the year ended October 31, 2006, transactions of shares of beneficial interest were as follows:

                                                      SHARES         AMOUNT
                                                   -----------   --------------
LargeCap Growth Fund
   Class I
      Shares sold ...............................    3,921,109   $   51,683,461
      Dividends reinvested ......................       20,722          273,536
      Shares redeemed ...........................   (2,817,147)     (36,789,942)
                                                   -----------   --------------
      Net increase ..............................    1,124,684   $   15,167,055
                                                   ===========   ==============
   Class R
      Shares sold ...............................      219,484   $    2,803,283
      Shares redeemed ...........................     (116,309)      (1,476,799)
                                                   -----------   --------------
      Net increase ..............................      103,175   $    1,326,484
                                                   ===========   ==============
SmallCap Growth Fund
   Class I
      Shares sold ...............................   12,642,855   $  281,936,224
      Shares redeemed ...........................   (3,454,359)     (76,906,608)
                                                   -----------   --------------
      Net increase ..............................    9,188,496   $  205,029,616
                                                   ===========   ==============
   Class R
      Shares sold ...............................      298,488   $    6,671,538
      Shares redeemed ...........................      (84,486)      (1,866,094)
                                                   -----------   --------------
      Net increase ..............................      214,002   $    4,805,444
                                                   ===========   ==============
MidCap Growth Fund
   Class I
      Shares sold ...............................   32,177,723   $  552,880,702
      Dividends reinvested ......................    7,207,281      119,857,101
      Shares redeemed ...........................  (23,558,169)    (401,128,905)
                                                   -----------   --------------
      Net increase ..............................   15,826,835   $  271,608,898
                                                   ===========   ==============

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                      SHARES          AMOUNT
                                                   -----------   --------------
   Class R
      Shares sold ...............................    1,899,043   $   32,142,686
      Dividends reinvested ......................      160,761        2,631,661
      Shares redeemed ...........................     (778,583)     (12,953,036)
                                                   -----------   --------------
      Net increase ..............................    1,281,221   $   21,821,311
                                                   ===========   ==============
Capital Appreciation Fund
   Class I
      Shares sold ...............................    4,726,152   $   68,538,809
      Dividends reinvested ......................        3,291           46,419
      Shares redeemed ...........................   (3,925,581)     (57,214,762)
                                                   -----------   --------------
      Net increase ..............................      803,862   $   11,370,464
                                                   ===========   ==============
   Class R
      Shares sold ...............................      388,014   $    5,631,245
      Shares redeemed ...........................      (84,179)      (1,216,964)
                                                   -----------   --------------
      Net increase ..............................      303,835   $    4,414,281
                                                   ===========   ==============
Balanced Fund
   Class I
      Shares sold ...............................        4,926   $       37,550
      Dividends reinvested ......................       16,963          129,256
      Shares redeemed ...........................     (215,802)      (1,624,824)
                                                   -----------   --------------
      Net decrease ..............................     (193,913)  $   (1,458,018)
                                                   ===========   ==============
   Class R
      Shares sold ...............................       10,378   $       79,612
      Dividends reinvested ......................        2,172           16,421
      Shares redeemed ...........................      (29,004)        (219,164)
                                                   -----------   --------------
      Net decrease ..............................      (16,454)  $     (123,131)
                                                   ===========   ==============
Green Fund(i)
   Class I
      Shares sold ...............................      105,469   $      653,995
      Dividends reinvested ......................       25,842          153,241
      Shares redeemed ...........................       (5,334)         (31,781)
                                                   -----------   --------------
      Net increase ..............................      125,977   $      775,455
                                                   ===========   ==============
   Class R
      Shares sold ...............................       99,235   $      597,158
      Dividends reinvested ......................        7,133           41,659
      Shares redeemed ...........................      (48,444)        (296,499)
                                                   -----------   --------------
      Net increase ..............................       57,924   $      342,318
                                                   ===========   ==============

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                      SHARES          AMOUNT
                                                   -----------   --------------
Technology Fund*
   Class I
      Shares sold ...............................      490,000   $    4,900,000
      Shares redeemed ...........................     (231,823)      (2,200,000)
                                                   -----------   --------------
      Net increase ..............................      258,177   $    2,700,000
                                                   ===========   ==============
   Class R
      Shares sold ...............................       10,000   $      100,000
                                                   -----------   --------------
Core Fixed-Income Fund*
   Class I
      Shares sold ...............................      490,000   $    4,900,000
      Dividends reinvested ......................       13,996          138,607
      Shares redeemed ...........................     (248,756)      (2,500,000)
                                                   -----------   --------------
      Net increase ..............................      255,240   $    2,538,607
                                                   ===========   ==============
   Class R
      Shares sold ...............................       10,000   $      100,000
      Dividends reinvested ......................          306            3,029
                                                   -----------   --------------
      Net increase ..............................       10,306   $      103,029
                                                   ===========   ==============

      During the year ended October 31, 2005, transactions of shares of beneficial interest were as follows:

LargeCap Growth Fund
   Class I
      Shares sold ...............................    2,200,355   $   26,022,349
      Shares redeemed ...........................   (3,411,580)     (40,911,341)
                                                   -----------   --------------
      Net decrease ..............................   (1,211,225)  $  (14,888,992)
                                                   ===========   ==============
   Class R
      Shares sold ...............................      154,719   $    1,781,735
      Shares redeemed ...........................      (77,595)        (910,234)
                                                   -----------   --------------
      Net increase ..............................       77,124   $      871,501
                                                   ===========   ==============
SmallCap Growth Fund
   Class I
      Shares sold ...............................    1,548,513   $   28,225,343
      Shares redeemed ...........................   (2,325,174)     (42,064,657)
                                                   -----------   --------------
      Net decrease ..............................     (776,661)  $  (13,839,314)
                                                   ===========   ==============

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                      SHARES         AMOUNT
                                                   -----------   --------------
   Class R
      Shares sold ...............................      153,157   $    2,767,356
      Shares redeemed ...........................      (44,954)        (805,083)
                                                   -----------   --------------
      Net increase ..............................      108,203   $    1,962,273
                                                   ===========   ==============
MidCap Growth Fund
   Class I
      Shares sold ...............................   23,802,074   $  401,271,219
      Dividends reinvested ......................      843,221       14,005,908
      Shares redeemed ...........................  (16,996,823)    (285,555,328)
                                                   -----------   --------------
      Net increase ..............................    7,648,472   $  129,721,799
                                                   ===========   ==============
   Class R
      Shares sold ...............................      904,309   $   15,093,802
      Dividends reinvested ......................       13,818          227,446
      Shares redeemed ...........................     (428,734)      (7,152,802)
                                                   -----------   --------------
      Net increase ..............................      489,393   $    8,168,446
                                                   ===========   ==============
Capital Appreciation Fund
   Class I
      Shares sold ...............................    2,623,699   $   32,136,928
      Shares redeemed ...........................   (4,237,300)     (52,038,431)
                                                   -----------   --------------
      Net decrease ..............................   (1,613,601)  $  (19,901,503)
                                                   ===========   ==============
   Class R
      Shares sold ...............................       40,879   $      488,568
      Shares redeemed ...........................      (23,401)        (280,405)
                                                   -----------   --------------
      Net increase ..............................       17,478   $      208,163
                                                   ===========   ==============
Balanced Fund
   Class I
      Shares sold ...............................        9,813   $       75,364
      Dividends reinvested ......................        5,423           41,217
      Shares redeemed ...........................      (12,703)         (95,966)
                                                   -----------   --------------
      Net increase ..............................        2,533   $       20,615
                                                   ===========   ==============
   Class R
      Shares sold ...............................        3,179   $       24,043
      Dividends reinvested ......................          685            5,169
      Shares redeemed ...........................         (818)          (6,159)
                                                   -----------   --------------
      Net increase ..............................        3,046   $       23,053
                                                   ===========   ==============
Green Fund(i)
   Class I
      Shares sold ...............................           50   $          288
      Dividends reinvested ......................        9,429           52,611
      Shares redeemed ...........................       (3,205)         (18,000)
                                                   -----------   --------------
      Net increase ..............................        6,274   $       34,899
                                                   ===========   ==============

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                      SHARES         AMOUNT
                                                   -----------   --------------
   Class R
      Shares sold ...............................       39,735   $      223,738
      Dividends reinvested ......................        1,012            5,594
      Shares redeemed ...........................       (2,544)         (14,812)
                                                   -----------   --------------
      Net increase ..............................       38,203   $      214,520
                                                   ===========   ==============

----------
*     Commenced operations March 1, 2006.

NOTE 7--TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:

      The tax character of distributions paid during the year ended October 31, 2006 and the year ended October 31, 2005 were as follows:

                                               YEAR ENDED         YEAR ENDED
                                            OCTOBER 31, 2006   OCTOBER 31, 2005
                                            ----------------   ----------------
LargeCap Growth Fund
Distributions paid from:
   Ordinary income .......................  $        274,583   $             --
   Long-term capital gain ................                --                 --
                                            ----------------   ----------------
   Total distributions paid ..............  $        274,583   $             --
                                            ================   ================
MidCap Growth Fund
Distributions paid from:
   Ordinary income .......................  $     93,050,670   $             --
   Long-term capital gain ................        30,203,934         14,306,365
                                            ----------------   ----------------
   Total distributions paid ..............  $    123,254,604   $     14,306,365
                                            ================   ================
Capital Appreciation Fund
Distributions paid from:
   Ordinary income .......................  $         46,486   $             --
   Long-term capital gain ................                --                 --
                                            ----------------   ----------------
   Total distributions paid ..............  $         46,486   $             --
                                            ================   ================
Balanced Fund
Distributions paid from:
   Ordinary income .......................  $        115,159   $         18,724
   Long-term capital gain ................            30,519             34,940
                                            ----------------   ----------------
   Total distributions paid ..............  $        145,678   $         53,664
                                            ================   ================
Green Fund
Distributions paid from:
   Ordinary income .......................  $        144,437   $             --
   Long-term capital gain ................            58,772             63,890
                                            ----------------   ----------------
   Total distributions paid ..............  $        203,209   $         63,890
                                            ================   ================
Core Fixed-Income Fund
Distributions paid from:
   Ordinary income .......................  $        141,636   $             --
   Long-term capital gains ...............                --                 --
                                            ----------------   ----------------
   Total distributions paid ..............  $        141,636   $             --
                                            ================   ================

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

LargeCap Growth Fund
   Undistributed ordinary income ...............................  $         --
   Undistributed long-term gain ................................            --
   Unrealized appreciation .....................................     4,558,196

SmallCap Growth Fund
   Undistributed ordinary income ...............................  $         --
   Undistributed long-term gain ................................            --
   Unrealized appreciation .....................................    29,699,072

MidCap Growth Fund
   Undistributed ordinary income ...............................  $ 48,715,396
   Undistributed long-term gain ................................    60,681,299
   Unrealized appreciation .....................................    62,506,750

Capital Appreciation Fund
   Undistributed ordinary income ...............................  $         --
   Undistributed long-term gain ................................            --
   Unrealized appreciation .....................................    11,816,815

Balanced Fund
   Undistributed ordinary income ...............................  $    111,655
   Undistributed long-term gain ................................         2,427
   Unrealized depreciation .....................................         7,533

Green Fund
   Undistributed ordinary income ...............................  $    187,179
   Undistributed long-term gain ................................       169,707
   Unrealized appreciation .....................................       274,247

Technology Fund
   Undistributed ordinary income ...............................  $         --
   Undistributed long-term gain ................................            --
   Unrealized appreciation .....................................       171,449

Core Fixed-Income Fund
   Undistributed ordinary income ...............................  $        784
   Undistributed long-term gain ................................            --
   Unrealized appreciation .....................................            --

      The differences between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

      At October 31, 2006, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

               LARGECAP        SMALLCAP        CAPITAL                      CORE
EXPIRATION      GROWTH          GROWTH      APPRECIATION   TECHNOLOGY   FIXED-INCOME
DATE             FUND            FUND           FUND          FUND          FUND
----------   ------------   -------------   ------------   ----------   ------------
2009         $         --   $ 40,443,527    $ 26,977,224   $       --   $         --
2010           13,617,485     12,342,837      46,484,857           --             --
2011            5,070,663             --              --           --             --
2012                   --             --              --           --             --
2013                   --             --              --           --             --
2014                   --             --              --      243,662         11,341
             ------------   ------------    ------------   ----------   ------------
             $ 18,688,148   $ 52,786,364    $ 73,462,081   $  243,662   $     11,341
             ============   ============    ============   ==========   ============

NOTE 8--LITIGATION:

      Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On December 7, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the Commission, and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

      On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

      In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

NOTE 9--LIQUIDATION:

      The Balanced Institutional Fund, Technology Institutional Fund and the Core Fixed-Income Institutional Fund were liquidated on November 20, 2006, pursuant to a plan of liquidation approved by the Board of Trustees.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger Institutional Funds:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds (comprising the LargeCap Growth Institutional Fund, SmallCap Growth Institutional Fund, MidCap Growth Institutional Fund, Capital Appreciation Institutional Fund, Balanced Institutional Fund, Core Fixed-Income Institutional Fund, Technology Institutional Fund and Green Institutional Fund) (collectively, the "Funds"), as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Alger Institutional Funds at October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

December 12, 2006

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

      As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2006 and ending October 31, 2006.

ACTUAL EXPENSES

      The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             RATIO OF
                                                                                             EXPENSES
                                                                             EXPENSES       TO AVERAGE
                                                BEGINNING      ENDING       PAID DURING     NET ASSETS
                                                 ACCOUNT      ACCOUNT       THE PERIOD      FOR THE SIX
                                                  VALUE        VALUE      MAY 1, 2006 TO   MONTHS ENDED
                                                  MAY 1,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                   2006        2006           2006(b)         2006(c)
                                                ---------   -----------   --------------   ------------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
CLASS I:
Actual ......................................   $1,000.00    $  984.40         $6.05           1.21%
Hypothetical(a) .............................    1,000.00     1,019.11          6.16           1.21
CLASS R:
Actual ......................................    1,000.00       981.90          8.54           1.71
Hypothetical(a) .............................    1,000.00     1,016.59          8.69           1.71

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
CLASS I:
Actual ......................................   $1,000.00    $  999.20         $6.60           1.31%
Hypothetical(a) .............................    1,000.00     1,018.60          6.67           1.31
CLASS R:
Actual ......................................    1,000.00       996.20          9.21           1.83
Hypothetical(a) .............................    1,000.00     1,015.98          9.30           1.83

ALGER MIDCAP GROWTH INSTITUTIONAL FUND
CLASS I:
Actual ......................................   $1,000.00    $  953.60         $5.56           1.13%
Hypothetical(a) .............................    1,000.00     1,019.51          5.75           1.13
CLASS R:
Actual ......................................    1,000.00       951.70          8.02           1.63
Hypothetical(a) .............................    1,000.00     1,016.99          8.29           1.63

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
CLASS I:
Actual ......................................   $1,000.00    $1,045.80         $6.55           1.27%
Hypothetical(a) .............................    1,000.00     1,018.80          6.46           1.27
CLASS R:
Actual ......................................    1,000.00     1,043.20          9.22           1.79
Hypothetical(a) .............................    1,000.00     1,016.18          9.10           1.79

ALGER BALANCED INSTITUTIONAL FUND
CLASS I:
Actual ......................................   $1,000.00    $  998.70         $6.30           1.25%
Hypothetical(a) .............................    1,000.00     1,018.90          6.36           1.25
CLASS R:
Actual ......................................    1,000.00       989.50          8.78           1.75
Hypothetical(a) .............................    1,000.00     1,016.38          8.89           1.75

ALGER GREEN INSTITUTIONAL FUND
CLASS I:
Actual ......................................   $1,000.00    $1,041.00         $6.43           1.25%
Hypothetical(a) .............................    1,000.00     1,018.90          6.36           1.25
CLASS R:
Actual ......................................    1,000.00     1,038.50          8.99           1.75
Hypothetical(a) .............................    1,000.00     1,016.38          8.89           1.75

                                                                                             RATIO OF
                                                                                             EXPENSES
                                                                             EXPENSES       TO AVERAGE
                                                BEGINNING      ENDING       PAID DURING     NET ASSETS
                                                 ACCOUNT      ACCOUNT       THE PERIOD      FOR THE SIX
                                                  VALUE        VALUE      MAY 1, 2006 TO   MONTHS ENDED
                                                  MAY 1,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                   2006        2006           2006(b)         2006(c)
                                                ---------   -----------   --------------   ------------
ALGER TECHNOLOGY INSTITUTIONAL FUND
CLASS I:
Actual* .....................................   $1,000.00    $1,012.00         $6.34           1.25%
Hypothetical(a) .............................    1,000.00     1,018.90          6.36           1.25
CLASS R:
Actual* .....................................    1,000.00     1,009.00          8.86           1.75
Hypothetical(a) .............................    1,000.00     1,016.38          8.89           1.75

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND
CLASS I:
Actual* .....................................   $1,000.00    $1,028.10         $3.07           0.60%
Hypothetical(a) .............................    1,000.00     1,022.18          3.06           0.60
CLASS R:
Actual* .....................................    1,000.00     1,024.50          5.61           1.10
Hypothetical(a) .............................    1,000.00     1,019.66          5.60           1.10

----------
*     From March 1, 2006--Commencement of operations.

(a)   5% annual return before expenses.

(b) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(c)   Annualized.

                      [This page intentionally left blank.]

TAX INFORMATION
(UNAUDITED)

      In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2006, 100.00%, 4.79%, 100.00%, 8.05% and
7.26% of the LargeCap Growth, MidCap Growth, Capital Appreciation, Balanced and Green Funds ordinary dividend, respectively, qualified for the dividends received deduction for corporations. For the year ended October 31, 2006, certain dividends paid by the funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

      LargeCap Growth Fund                  $   274,583
      MidCap Growth Fund                     93,050,670
      Capital Appreciation Fund                  46,486
      Balanced Fund                             115,159
      Green Fund                                144,437

      Shareholders should not use the above information to prepare their tax returns. Since the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

TRUSTEES AND OFFICERS OF THE FUNDS (UNAUDITED)

      Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Funds, The Alger Funds, The Alger American Fund, Spectra Fund, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN THE
                                                                                        ALGER FUND
                                                                              TRUSTEE     COMPLEX
                                                                               AND/OR    WHICH ARE
   NAME, AGE, POSITION                                                        OFFICER    OVERSEEN
      WITH THE FUND                       PRINCIPAL OCCUPATIONS                SINCE    BY TRUSTEE
--------------------------------------------------------------------------------------------------
Dan C. Chung (44)             President since September 2003 and Chief          2001        16
   Trustee and                Investment Officer and Director since 2001 of
   President                  Alger Management; President since 2003 and
                              Director since 2001 of Alger Associates, Inc.
                              ("Associates"), Alger Shareholder Services,
                              Inc. ("Services"), Fred Alger International
                              Advisory S.A. ("International") (Director
                              since 2003), Director of Fred Alger & Co.,
                              Inc. ("Alger Inc.") and Analysts Resources,
                              Inc. ("ARI"); President of the five
                              investment companies in the Alger Fund
                              Complex since September 2003;
                              Trustee/Director of four of the six
                              investment companies in the Alger Fund
                              Complex since 2001; senior analyst with Alger
                              Management 1998-2001.

Hilary M. Alger, CFA (44)     Trustee/Director of all of the six investment     2003        23
   Trustee                    companies in the Alger Fund Complex since
                              2003; Director of Development, Pennsylvania
                              Ballet since 2004; Associate Director of
                              Development, College of Arts and Sciences and
                              Graduate School, University of Virginia
                              1999-2003; Director of Development and
                              Communications, Lenox Hill Neighborhood House
                              1997-99.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN THE
                                                                                        ALGER FUND
                                                                              TRUSTEE     COMPLEX
                                                                               AND/OR    WHICH ARE
   NAME, AGE, POSITION                                                        OFFICER    OVERSEEN
      WITH THE FUND                       PRINCIPAL OCCUPATIONS                SINCE    BY TRUSTEE
--------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (52)    Managing Partner of North Castle Partners, a      2000        16
   Trustee                    private equity securities group; Chairman of
                              Equinox, Leiner Health Products, Elizabeth
                              Arden Day Spas, Grand Expeditions of EAS;
                              Trustee/Director of four of the six
                              investment companies in the Alger Fund
                              Complex. Formerly Managing Director of AEA
                              Investors, Inc.

Roger P. Cheever (60)         Senior Associate Dean of Development, Harvard     2000        16
   Trustee                    University; Trustee/Director of four of the
                              six investment companies in the Alger Fund
                              Complex. Formerly Deputy Director of the
                              Harvard College Fund.

Lester L. Colbert, Jr. (72)   Private investor since 1988; Trustee/Director     2000        17
   Trustee                    of three of the six investment companies in
                              the Alger Fund Complex since 2000, of one
                              since 2003, and of another since 1974.
                              Chairman of the Board, President and Chief
                              Executive Officer of Xidex Corporation
                              1972-87.

Stephen E. O'Neil (73)        Attorney; Private investor since 1981;            1993        23
   Trustee                    Director of Brown-Forman Corporation since
                              1978; Trustee/ Director of the six investment
                              companies in the Alger Fund Complex since the
                              inception of each; of Counsel to the law firm
                              of Kohler & Barnes to 1998.

Nathan E. Saint-Amand         Medical doctor in private practice; Member of     1993        23
   M.D. (68)                  the Board of the Manhattan Institute since
                              1988; Trustee/Director of each of the six
                              investment companies in the Alger Fund
                              Complex since the later of 1986 or its
                              inception; formerly Co-Chairman, Special
                              Projects Committee, Memorial Sloan Kettering.

OFFICERS

Frederick A. Blum (52)        Executive Vice President, Chief Financial         1996        N/A
   Treasurer                  Officer and Treasurer of Alger Inc., Alger
                              Management, ARI and Services since September
                              2003 and Senior Vice President prior thereto;
                              Executive Vice President of Associates since
                              September 2003; Treasurer or Assistant
                              Treasurer of each of the six investment
                              companies in the Alger Fund Complex since the
                              later of 1996 or its inception; Director of
                              SICAV and International and Chairman of the
                              Board (and prior thereto Senior Vice
                              President) since 2003.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN THE
                                                                                        ALGER FUND
                                                                              TRUSTEE     COMPLEX
                                                                               AND/OR    WHICH ARE
    NAME, AGE, POSITION                                                       OFFICER    OVERSEEN
       WITH THE FUND                      PRINCIPAL OCCUPATIONS                SINCE    BY TRUSTEE
--------------------------------------------------------------------------------------------------
Hal Liebes (42)               Executive Vice President, Chief Legal             2005        N/A
   Secretary and              Officer, Director and Secretary of Alger
   Chief Operating            Management, Chief Operating Officer, Director
   Officer                    and Secretary of Services, Director of
                              Associates; Executive Vice President, Chief
                              Legal Officer and Director of Alger Inc.;
                              Secretary of the six investment companies in
                              the Alger Fund Complex. Formerly Chief
                              Compliance Officer 2004-2005, AMVESCAP PLC;
                              U.S. General Counsel 1994-2002 and Global
                              General Counsel 2002-2004, Credit Suisse
                              Asset Management.

Michael D. Martins (41)       Senior Vice President of Alger Management;        2005        N/A
   Assistant Treasurer        Assistant Treasurer of the six investment
                              companies in the Alger Fund Complex since
                              2004. Formerly Vice President, Brown Brothers
                              Harriman & Co. 1997-2004.

Lisa A. Moss (41)             Vice President and Assistant General Counsel      2006        N/A
   Assistant Secretary        of Alger Management since June 2006. Formerly
                              Director of Merrill Lynch Investment
                              Managers, L.P. from 2005-2006; Assistant
                              General Counsel of AIM Management, Inc. from
                              1995-2005.

Barry J. Mullen (53)          Senior Vice President and Chief Compliance        2006        N/A
   Chief Compliance           Officer of Alger Management since May 2006.
   Officer                    Formerly, Director of BlackRock, Inc. from
                              2004-2006; Vice President of J.P. Morgan
                              Investment Management from 1996-2004.

      Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

      The Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request by calling (800) 992-3863.

INVESTMENT MANAGEMENT AGREEMENT RENEWAL (UNAUDITED)

At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement for each Fund. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

For each Fund, in evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Trust. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement,
(ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve the New Investment Advisory Agreements, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to each Fund's New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreements. For each Fund, they noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES

The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Funds of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreements, and to operate its business in a manner consistent with past practices. The Board also considered that each Fund's New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to that Fund's Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the separate Current Investment Advisory Agreements were being combined into a single New Investment Advisory Agreement between Alger Management and the Trust, on behalf of the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees noted that the performance of some of the Funds (SmallCap, Capital Appreciation and Socially Responsible) had been generally excellent, consistently outperforming the relevant benchmarks and fund peer groups for various periods through August 31, 2006, while other Funds (LargeCap and MidCap) had underperformed their benchmarks and fund peer groups for at least the year ended August 31, 2006. The Trustees discussed with Alger Management the performance of the two under-performing Funds, inquiring into both the reasons for the underperformance and Alger Management's plans for upgrading the Funds' performance.

FUND FEES AND EXPENSE RATIOS; PROFITABILITY TO ALGER MANAGEMENT AND ITS
AFFILIATES

The Trustees considered the profitability of each Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2006. In addition, the Trustees reviewed each Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that, while some of the Funds' advisory fees and expense ratios were at or near (and in one case below) the median for the Fund's Callan peer group, other Funds' fees (LargeCap, MidCap and Capital Appreciation) and/or expense ratios (LargeCap, MidCap, Socially Responsible, SmallCap R Shares, and Capital Appreciation R Shares) were higher than those of most of the funds in the Callan peer group. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was modest.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current levels of profitability of each of the Funds to Alger Management and its affiliates, such economies as might already exist were subsumed in the level of the management fees, and that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with the Funds. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds' brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well, and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of each Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

      o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

      o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

      o The Board was satisfied with the performance of the Funds that had shown excellent performance, but determined to monitor the progress of Alger Management's steps to improve the performance of the underperforming Funds.

      o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

      o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

PROXY VOTING POLICIES

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3362 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at HTTP://WWW.SEC.GOV. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

THE ALGER INSTITUTIONAL FUNDS

111 Fifth Avenue
New York, NY 10003
(800) 992-3362
www.alger.com

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust's investment policies, fees and expenses as well as other pertinent information.

[ALGER LOGO]

AAIF 103106

[ALGER LOGO]  The Alger Institutional Funds
              Boston Financial Data Services, Inc.
              P.O. Box 8480
              Boston, MA 02266

SAIF 103106

ITEM 2.  CODE OF ETHICS.

     (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (b)  Not applicable.

     (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

     (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

     (e)  Not applicable.

     (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     a)   Audit Fees:
            October 31, 2006                 $163,520
            October 31, 2005                 $117,600

     b)   Audit-Related Fees: NONE

     c)   Tax Fees for tax advice, tax compliance and tax planning:
             October 31, 2006                $26,545
             October 31, 2005                $24,570

     d)   All Other Fees:
            October 31, 2006                 $23,800
            October 31, 2005                 $13,500

     Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

     e)   1) Audit Committee Pre-Approval Policies And Procedures:

     Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

     2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

     f)   Not Applicable

     g)   Non-Audit Fees:
            October 31, 2006                 $217,212 and 26,884 Euros
            October 31, 2005                 $201,831 and 56,050 Euros

     h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

     Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

     (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Code of Ethics as Exhibit 99.CODE ETH

     (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

     (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     The Alger Institutional Funds

     By: /s/Dan C. Chung

         Dan C. Chung

         President

     Date:  December 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By: /s/Dan C. Chung

         Dan C. Chung

         President

     Date:  December 20, 2006

     By: /s/Frederick A. Blum

         Frederick A. Blum

         Treasurer

     Date:  December 20, 2006